---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                  Intermediate
                                   Government
                                      Fund

                                  MAY 31, 2000

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                      -------------------------------------
                                    DIRECTORS

                                STEPHEN L. BROWN
                                JAMES F. CARLIN*
                              WILLIAM H. CUNNINGHAM
                                 RONALD R. DION*
                                 MAUREEN R. FORD
                                CHARLES L. LADNER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS

                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                          Vice Chairman, President and
                             Chief Executive Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                WILLIAM L. BRAMAN
                          Executive Vice President and
                            Chief Investment Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN

                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT

                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER

                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR

                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL

                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS

                                ERNST &YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072
                   ---------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down 32% from its March high by the end of May.

In this same period, fixed-income-type securities, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

While the battle between old and new rages on, a couple of things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,


/s/ Maureen R. Ford
-------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY BARRY H. EVANS, CFA, AND DAWN BAILLIE, PORTFOLIO MANAGERS

                                  John Hancock
                                  Intermediate
                                 Government Fund

            Treasuries make comeback, despite other bonds' woes from
            --------------------------------------------------------
                rising interest rates and inflationary pressures
                ------------------------------------------------

Bond investors fought an uphill battle for much of the past year, as the Federal Reserve continued to raise short-term interest rates in an effort to restrain economic growth and keep inflation in control. The federal funds rate - the interest rate that banks charge each other for overnight loans - climbed from 4.75% in May 1999 to 6.5% a year later. A full percentage point of the increase occurred after the new year, as inflationary concerns continued to mount. Robust fourth-quarter gross domestic product numbers that were released in January initially signaled that economic growth remained strong. Then oil prices rose to over $30 per barrel -- a level not seen since the 1970s. Strong stock market gains in the first quarter added concerns that consumer spending would heat up. Finally, unemployment edged down to 3.9%, increasing the potential for wage inflation.

Bond market review

As interest rates rose throughout the second half of 1999, bond prices fell, with mortgage bonds faring better than Treasuries because of their added yield. This situation, however, began to reverse in February 2000. Thanks to a budget surplus, the government announced that it would begin buying back longer-dated Treasuries -- those with 20-year average maturities and coupons (or stated interest rates) higher than

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Intermediate Government Fund. Caption below reads "Portfolio managers Barry Evans and Dawn Baillie."]
--------------------------------------------------------------------------------

"Bond investors fought an uphill battle for much of the past year..."

================================================================================

                John Hancock Funds - Intermediate Government Fund

"...we began moving into longer-dated Treasuries."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into three sections (from top to left): Short-Term Investments & Other 4%, U.S. Government 32% and U.S. Agencies 64%. A note below the chart reads "As a percentage of net assets on May 31, 2000."]
--------------------------------------------------------------------------------

prevailing rates. Following this announcement, prices on longer-dated Treasury bonds appreciated significantly. Yields on 30-year Treasuries actually fell below those on two-year Treasuries for the first time in years. Prices on longer-dated Treasuries -- those with maturities over 10 years -- climbed, pushing the Lehman Brothers Treasury Index to a 3.35% return for the year ended May 31, 2000.

      Rumors that the government might remove its implied backing of bonds issued by the Federal Home Loan Mortgage Association (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) also influenced the market. Investors reacted to the news by fleeing securities issued by both agencies and seeking safety in Treasuries. This soon hurt all types of bonds with a yield advantage over Treasuries, including both mortgage bonds issued by U.S. agencies and non-mortgage agency issues. As yields on these securities rose, their prices tumbled, leaving the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index with a 2.47% return for the year ended May 31, 2000.

Fund performance

John Hancock Intermediate Government Fund benefited during the first half of the period from favoring mortgage bonds and U.S. government agency bonds over Treasuries and then moving into longer-dated Treasuries in the second half. For the year ended May 31, 2000, the Fund's Class A, Class B and Class C shares had total returns of 2.22%, 1.46% and 1.44%, respectively, at net asset value. By comparison, the average intermediate-term government fund returned 1.33% during the same time, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Early yield advantage

During the summer and fall of 1999, we kept a high stake in mortgage bonds issued by U.S. government agencies. We focused on GNMA bonds with current coupons of 7% and 7.5% because they are easy to buy and sell. They also carry less prepayment risk -- the risk that homeowners will pay off their mortgages early -- than higher- yielding mortgage bonds. Our stake in mortgage bonds did well during the first half of the fiscal year as investors looked for higher yields. For similar reasons, we increased our investment in non-mortgage U.S. government agency bonds to 31% of net assets by the end of November. We trimmed Treasuries -- which are the most sensitive to changes in interest rates -- to 28% of net assets.

================================================================================

                John Hancock Funds - Intermediate Government Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 2000." The chart is scaled in increments of .5% with 0.0% at the bottom and 2.5% at the top. The first bar represents the 2.22% total return for John Hancock Intermediate Government Fund Class A. The second bar represents the 1.46% total return for John Hancock Intermediate Government Fund Class B. The third bar represents the 1.44% total return for John Hancock Intermediate Government Class C. The fourth bar represents the 1.33% total return for Average intermediate-term government fund. A note below the chart reads "Total returns for John Hancock Intermediate Government Fund are at net asset value with all distributions reinvested. The average intermediate-term government fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

Shift toward Treasuries

Following the government's announcement of its buy-back program in February, we began moving into longer-dated Treasuries. We used cash and the proceeds from selling five- and 10-year Treasuries to fund our purchases, bringing Treasuries to 32% of net assets by the end of May. This move lengthened the Fund's duration -- a measure of interest-rate sensitivity -- from 4.25 years at the end of November to 4.35 years at the end of May. The longer a bond's duration, the more its price will fall as interest rates rise -- or rise as interest rates fall. Fortunately, as yields fell on longer-dated Treasuries, prices appreciated significantly, with 30-year Treasuries posting a 7.45% return for the six months ended May 31, 2000. We kept our 37% stake in mortgages, but scaled back slightly on Freddie Mac and Fannie Mae agencies, even though it seemed unlikely they would lose their implied government backing. Our stake in non-mortgage bonds issued by U.S. government agencies was 27% at the end of May.

Positive prospects

Looking ahead, we are optimistic for a couple of reasons. First, the prospect of more moderate economic growth seems imminent. For the past year, the Federal Reserve has been vigilantly raising interest rates. Typically, higher interest rates do not have a measurable economic impact for at least six months. Numbers released in late April finally began showing slower economic growth. If this trend continues, we could well be near the top for interest rates, which would be a plus for the bond market. Second, the bond market has already prepared for another interest-rate increase of 25 basis points (or one-quarter of a percentage point), as reflected in current bond yields. Finally, the government buy-back program should continue to boost prices on longer-dated Treasuries throughout 2000. We plan to keep the Fund's duration longer than average to take advantage of this situation. In addition, if the economy continues to show signs of slowing, we may scale back on some of our mortgage and agency bonds and increase our stake in Treasuries.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1)Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...the bond market has already prepared for another interest-rate increase..."

================================================================================

                John Hancock Funds - Intermediate Government Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Government Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                        SINCE
                                    ONE      FIVE     INCEPTION
                                    YEAR     YEARS    (12/31/91)
                                   -------   ------   ---------
Cumulative Total Returns           (1.11%)   27.95%     47.49%
Average Annual Total Returns(1)    (1.11%)    5.05%      4.82%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                        SINCE
                                    ONE      FIVE     INCEPTION
                                    YEAR     YEARS    (12/31/91)
                                   -------   ------   ---------
Cumulative Total Returns           (1.67%)   27.28%     43.71%
Average Annual Total Returns(1)    (1.67%)    4.94%      4.49%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                        SINCE
                                                      INCEPTION
                                                       (4/1/99)
                                                      ---------
Cumulative Total Return                                 (0.67%)
Average Annual Total Return                             (0.67%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of May 31, 2000
                                                      SEC 30-DAY
                                                         YIELD
                                                      ----------
John Hancock Intermediate Government Fund: Class A       5.80%
John Hancock Intermediate Government Fund: Class B       5.23%
John Hancock Intermediate Government Fund: Class C       5.17%

Notes to Performance

(1) Prior to December 5, 1997, the Adviser had agreed to limit the Fund's expenses, including management fee, to 0.75% and 1.50% of the average net assets attributable to the Class A and Class B shares, respectively. Without the reduction of expenses, the average annual total returns for the five-year and since inception periods would have been 4.79% and 4.46%, respectively, for Class A shares and 4.67% and 4.13%, respectively, for Class B shares.

(2)   Not annualized.

================================================================================

                John Hancock Funds - Intermediate Government Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Intermediate Government Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lipper Intermediate U.S. Government Index and Lehman Brothers Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of five to ten years. The Lehman Brothers Government Bond Index is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. government agency bonds. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock Intermediate Government Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $16,925 as of May 31, 2000. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $15,511 as of May 31, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on December 31, 1991, before sales charge, and is equal to $15,178 as of May 31, 2000. The fourth line represents the value of the same hypothetical investment made in the John Hancock Intermediate Government Fund, after sales charge, and is equal to $14,723 as of May 31, 2000.

Line chart with the heading John Hancock Intermediate Government Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $16,925 as of May 31, 2000. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $15,511 as of May 31, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on December 31, 1991, before sales charge, and is equal to $14,335 as of May 31, 2000.

Line chart with the heading John Hancock Intermediate Government Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $10,228 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on April 1, 1999, before sales charge, and is equal to $10,106 as of May 31, 2000. The third line represents the Lipper Intermediate U.S. Government Index and is equal to $10,094 as of May 31, 2000. The fourth line represents the value of the same hypothetical investment made in the John Hancock Intermediate Government Fund, after sales charge, and is equal to $10,005 as of May 31, 2000.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

                John Hancock Funds - Intermediate Government Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
May 31, 2000
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    U.S. government and agencies securities
      (cost - $167,187,543) ................................................   $158,671,832
    Foreign government bonds (cost - $3,810,000) ...........................      3,270,000
    Joint repurchase agreement (cost - $1,485,000) .........................      1,485,000
    Corporate savings account ..............................................            120
                                                                               ------------
                                                                                163,426,952
  Receivable for shares sold ...............................................          5,797
  Interest receivable ......................................................      1,733,150
  Other assets .............................................................         30,648
                                                                               ------------
                          Total Assets .....................................    165,196,547
                          -----------------------------------------------------------------
Liabilities:
  Payable for shares repurchased ...........................................         90,585
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ................................................        138,636
  Accounts payable and accrued expenses ....................................         85,317
                                                                               ------------
                          Total Liabilities ................................        314,538
                          -----------------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................................    193,627,012
  Accumulated net realized loss on investments
    and financial futures contracts ........................................    (19,699,727)
  Net unrealized depreciation of investments ...............................     (9,055,711)
  Undistributed net investment income ......................................         10,435
                                                                               ------------
                          Net Assets .......................................   $164,882,009
                          =================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding -
    unlimited number of shares authorized with no par value)
  Class A - $137,921,827/15,029,443 ........................................          $9.18
  =========================================================================================
  Class B - $26,517,382/2,889,619 ..........................................          $9.18
  =========================================================================================
  Class C - $442,800/48,252 ................................................          $9.18
  =========================================================================================
Maximum Offering Price Per Share:
  Class A* - ($9.18/0.97) ..................................................          $9.46
  =========================================================================================
  Class C - ($9.18/0.99) ...................................................          $9.27
  =========================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income:
  Interest .................................................   $13,619,866
                                                               -----------
  Expenses:
    Investment management fee - Note B .....................       761,362
    Distribution and service fee - Note B
      Class A ..............................................       382,361
      Class B ..............................................       366,096
      Class C ..............................................         4,214
    Transfer agent fee - Note B ............................       554,357
    Registration and filing fees ...........................        86,211
    Custodian fee ..........................................        52,369
    Accounting and legal services fee - Note B .............        36,497
    Auditing fee ...........................................        35,039
    Printing ...............................................        22,755
    Miscellaneous ..........................................         9,425
    Trustees' fees .........................................         7,373
    Legal fees .............................................         1,271
                                                               -----------
                          Total Expenses ...................     2,319,330
                          ------------------------------------------------
                          Net Investment Income ............    11,300,536
                          ------------------------------------------------
Realized and Unrealized Loss on Investments
  Net realized loss on investments sold ....................    (3,931,691)
  Change in net unrealized appreciation/depreciation
    of investments .........................................    (3,891,938)
                          ------------------------------------------------
                          Net Realized and Unrealized
                          Loss on Investments ..............    (7,823,629)
                          ------------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations ........    $3,476,907
                          ================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                John Hancock Funds - Intermediate Government Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED MAY 31,
                                                                                        ----------------------------
                                                                                            1999            2000
                                                                                        ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ............................................................    $12,330,613     $11,300,536
   Net realized gain (loss) on investments sold and financial futures contracts .....      1,397,882      (3,931,691)
   Change in net unrealized appreciation/depreciation of investments
      and financial futures contracts ...............................................     (6,139,754)     (3,891,938)
                                                                                        ------------    ------------
      Net Increase in Net Assets Resulting from Operations ..........................      7,588,741       3,476,907
                                                                                        ------------    ------------
Distributions to Shareholders:
   Dividends from net investment income
      Class A - ($0.5912 and $0.5724 per share, respectively) .......................    (10,208,310)     (9,306,556)
      Class B - ($0.5185 and $0.5028 per share, respectively) .......................     (2,122,195)     (1,971,610)
      Class C** - ($0.0726 and $0.5013 per share, respectively) .....................           (108)        (22,370)
                                                                                        ------------    ------------
      Total Distributions to Shareholders ...........................................    (12,330,613)    (11,300,536)
                                                                                        ------------    ------------
From Fund Share Transactions - Net: * ...............................................     35,217,860     (40,241,503)
                                                                                        ------------    ------------
Net Assets:
   Beginning of period ..............................................................    182,471,153     212,947,141
                                                                                        ------------    ------------
   End of period (including undistributed net investment income of
      $12,812 and $10,435, respectively) ............................................   $212,947,141    $164,882,009
                                                                                        ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                John Hancock Funds - Intermediate Government Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                            YEAR ENDED MAY 31,
                                                                         -------------------------------------------------------
                                                                                   1999                         2000
                                                                         -------------------------    --------------------------
                                                                           SHARES        AMOUNT         SHARES         AMOUNT
                                                                         -------------------------    --------------------------
CLASS A
   Shares sold .......................................................    7,939,500    $78,080,716     3,195,433     $29,781,751
   Shares issued to shareholders in reinvestment of distributions ....      843,752      8,280,862       824,709       7,669,902
                                                                         ----------    -----------    ----------    ------------
                                                                          8,783,252     86,361,578     4,020,142      37,451,653
   Less shares repurchased ...........................................   (7,917,166)   (77,701,525)   (6,670,632)    (62,107,787)
                                                                         ----------    -----------    ----------    ------------
   Net increase (decrease) ...........................................      866,086     $8,660,053    (2,650,490)   ($24,656,134)
                                                                         ==========    ===========    ==========    ============
CLASS B
   Shares sold .......................................................    7,209,397    $71,316,897     2,707,694     $25,330,710
   Shares issued to shareholders in reinvestment of distributions ....       83,053        813,137       111,142       1,034,073
                                                                         ----------    -----------    ----------    ------------
                                                                          7,292,450     72,130,034     2,818,836      26,364,783
   Less shares repurchased ...........................................   (4,642,116)   (45,600,492)   (4,546,770)    (42,375,068)
                                                                         ----------    -----------    ----------    ------------
   Net increase (decrease) ...........................................    2,650,334    $26,529,542    (1,727,934)   ($16,010,285)
                                                                         ==========    ===========    ==========    ============
CLASS C **
   Shares sold .......................................................        2,922        $28,161       151,537      $1,412,098
   Shares issued to shareholders in reinvestment of distributions ....           11            104         1,963          17,867
                                                                         ----------    -----------    ----------    ------------
                                                                              2,933         28,265       153,500       1,429,965
   Less shares repurchased ...........................................           --             --      (108,181)     (1,005,049)
                                                                         ----------    -----------    ----------    ------------
   Net increase ......................................................        2,933        $28,265        45,319        $424,916
                                                                         ==========    ===========    ==========    ============

** Class C shares commenced operations on April 1, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                John Hancock Funds - Intermediate Government Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                      YEAR ENDED MARCH 31,        PERIOD FROM
                                                                     ----------------------     APRIL 1, 1997 TO
                                                                       1996          1997        MAY 31, 1997(1)
                                                                     ----------------------    ------------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........................     $9.79          $9.69           $9.37
                                                                     -------        -------         -------
   Net Investment Income .........................................      0.62           0.67            0.11(2)
   Net Realized and Unrealized Gain (Loss) on Investments and
      Financial Futures Contracts ................................     (0.08)         (0.25)           0.09
                                                                     -------        -------         -------
         Total from Investment Operations ........................      0.54           0.42            0.20
                                                                     -------        -------         -------
   Less Distributions:
      Dividends from Net Investment Income .......................     (0.64)         (0.66)          (0.11)
      Distributions from Net Realized Gain
        on Investments Sold ......................................        --          (0.08)             --
                                                                     -------        -------         -------
         Total Distributions .....................................     (0.64)         (0.74)          (0.11)
                                                                     -------        -------         -------
   Net Asset Value, End of Period ................................     $9.69          $9.37           $9.46
                                                                     =======        =======         =======
   Total Investment Return at Net Asset Value(3) .................      5.60%          4.56%           2.13%(4)
   Total Adjusted Investment Return at Net Asset Value(3,5) ......      4.83%          4.19%           1.93%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......................   $29,024        $22,043         $22,755
   Ratio of Expenses to Average Net Assets(6) ....................      0.75%          0.75%           0.75%(7)
   Ratio of Adjusted Expenses to Average Net Assets(6,8) .........      1.45%          1.12%           1.92%(7)
   Ratio of Net Investment Income to Average Net Assets ..........      6.49%          6.99%           7.07%(7)
   Ratio of Adjusted Net Investment Income
      to Average Net Assets(8) ...................................      5.79%          6.62%           5.90%(7)
   Fee Reduction Per Share(2) ....................................     $0.07          $0.04           $0.02
   Portfolio Turnover Rate .......................................       423%(9)        427%             77%

                                                                                YEAR ENDED MAY 31,
                                                                     ----------------------------------------
                                                                       1998            1999           2000
                                                                     ----------------------------------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........................      $9.46           $9.72          $9.55
                                                                     --------        --------       --------
   Net Investment Income .........................................       0.62(2)         0.59(2)        0.57(2)
   Net Realized and Unrealized Gain (Loss) on Investments and
      Financial Futures Contracts ................................       0.26           (0.17)         (0.37)
                                                                     --------        --------       --------
         Total from Investment Operations ........................       0.88            0.42           0.20
                                                                     --------        --------       --------
   Less Distributions:
      Dividends from Net Investment Income .......................      (0.62)          (0.59)         (0.57)
      Distributions from Net Realized Gain
        on Investments Sold ......................................         --              --             --
                                                                     --------        --------       --------
         Total Distributions .....................................      (0.62)          (0.59)         (0.57)
                                                                     --------        --------       --------
   Net Asset Value, End of Period ................................      $9.72           $9.55          $9.18
                                                                     ========        ========       ========
   Total Investment Return at Net Asset Value(3) .................       9.56%           4.33%          2.22%
   Total Adjusted Investment Return at Net Asset Value(3,5) ......       9.49%             --             --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......................   $163,358        $168,826       $137,922
   Ratio of Expenses to Average Net Assets(6) ....................       1.09%           1.03%          1.07%
   Ratio of Adjusted Expenses to Average Net Assets(6,8) .........       1.16%             --             --
   Ratio of Net Investment Income to Average Net Assets ..........       6.43%           6.03%          6.08%
   Ratio of Adjusted Net Investment Income
      to Average Net Assets(8) ...................................       6.36%             --             --
   Fee Reduction Per Share(2) ....................................      $0.01              --             --
   Portfolio Turnover Rate .......................................        250%(9)         267%           300%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                John Hancock Funds - Intermediate Government Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                  YEAR ENDED MARCH 31,      PERIOD FROM
                                                                  --------------------    APRIL 1, 1997 TO
                                                                   1996          1997      MAY 31, 1997(1)
                                                                  --------------------    -----------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................    $9.79         $9.69          $9.37
                                                                  ------        ------     ----------
   Net Investment Income ......................................     0.57          0.60           0.10(2)
   Net Realized and Unrealized Gain (Loss) on Investments
      and Financial Futures Contracts .........................    (0.10)        (0.24)          0.09
                                                                  ------        ------     ----------
         Total from Investment Operations .....................     0.47          0.36           0.19
                                                                  ------        ------     ----------
   Less Distributions:
      Dividends from Net Investment Income ....................    (0.57)        (0.60)         (0.10)
      Distributions from Net Realized Gain on
        Investments Sold ......................................       --         (0.08)            --
                                                                  ------        ------     ----------
         Total Distributions ..................................    (0.57)        (0.68)         (0.10)
                                                                  ------        ------     ----------
   Net Asset Value, End of Period .............................    $9.69         $9.37          $9.46
                                                                  ======        ======         ======
   Total Investment Return at Net Asset Value(3) ..............     4.92%         3.84%          2.01%(4)
   Total Adjusted Investment Return at Net Asset Value(3,5) ...     4.15%         3.47%          1.81%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................   $8,532        $6,779         $6,451
   Ratio of Expenses to Average Net Assets(6) .................     1.40%         1.43%          1.50%(7)
   Ratio of Adjusted Expenses to Average Net Assets(6,8) ......     2.10%         1.80%          2.67%(7)
   Ratio of Net Investment Income to Average Net Assets .......     5.80%         6.30%          6.04%(7)
   Ratio of Adjusted Net Investment Income to
      Average Net Assets(8) ...................................     5.10%         5.93%          4.87%(7)
   Fee Reduction Per Share(2) .................................    $0.07         $0.04          $0.02
   Portfolio Turnover Rate ....................................      423%(9)       427%            77%

                                                                              YEAR ENDED MAY 31,
                                                                    ------------------------------------
                                                                     1998           1999           2000
                                                                    ------------------------------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................       $9.46          $9.72         $9.55
                                                                    -------        -------       -------
   Net Investment Income ......................................        0.55(2)        0.52(2)       0.50(2)
   Net Realized and Unrealized Gain (Loss) on Investments
      and Financial Futures Contracts .........................        0.26          (0.17)        (0.37)
                                                                    -------        -------       -------
         Total from Investment Operations .....................        0.81           0.35          0.13
                                                                    -------        -------       -------
   Less Distributions:
      Dividends from Net Investment Income ....................       (0.55)         (0.52)        (0.50)
      Distributions from Net Realized Gain on
        Investments Sold ......................................          --             --            --
                                                                    -------        -------       -------
         Total Distributions ..................................       (0.55)         (0.52)        (0.50)
                                                                    -------        -------       -------
   Net Asset Value, End of Period .............................       $9.72          $9.55         $9.18
                                                                    =======        =======       =======
   Total Investment Return at Net Asset Value(3) ..............        8.74%          3.57%         1.46%
   Total Adjusted Investment Return at Net Asset Value(3,5) ...        8.67%            --            --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................     $19,113        $44,093       $26,517
   Ratio of Expenses to Average Net Assets(6) .................        1.84%          1.77%         1.81%
   Ratio of Adjusted Expenses to Average Net Assets(6,8) ......        1.91%            --            --
   Ratio of Net Investment Income to Average Net Assets .......        5.66%          5.30%         5.34%
   Ratio of Adjusted Net Investment Income to
      Average Net Assets(8) ...................................        5.59%            --            --
   Fee Reduction Per Share(2) .................................       $0.01             --            --
   Portfolio Turnover Rate ....................................         250%(9)        267%          300%

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                John Hancock Funds - Intermediate Government Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                            PERIOD ENDED       YEAR ENDED
                                                                                          MAY 31, 1999(10)    MAY 31, 2000
                                                                                          ----------------    ------------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...............................................         $9.66             $9.55
                                                                                                -----             -----
   Net Investment Income(2) ...........................................................          0.07              0.50(2)
   Net Realized and Unrealized Loss on Investments and Financial Futures Contracts ....         (0.11)            (0.37)
                                                                                                -----             -----
         Total from Investment Operations .............................................         (0.04)             0.13
                                                                                                -----             -----
   Less Distributions:
      Dividends from Net Investment Income ............................................         (0.07)            (0.50)
                                                                                                -----             -----
   Net Asset Value, End of Period .....................................................         $9.55             $9.18
                                                                                                =====             =====
   Total Investment Return at Net Asset Value(3) ......................................         (0.38%)(4)         1.44%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...........................................           $28              $443
   Ratio of Expenses to Average Net Assets ............................................          1.77%(7)          1.82%
   Ratio of Net Investment Income to Average Net Assets ...............................          5.30%(7)          5.33%
   Portfolio Turnover Rate ............................................................           267%              300%

 (1)  Effective May 31, 1997, the fiscal year end changed from March 31 to May
      31.
 (2)  Based on the average of the shares outstanding at the end of each month.
 (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (4)  Not annualized.
 (5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
 (6) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the Fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the Fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
 (7)  Annualized.
 (8)  Unreimbursed, without fee reduction.
 (9)  Portfolio turnover rate excludes merger activity.
(10)  Class C shares began operations on April 1, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                John Hancock Funds - Intermediate Government Fund

Schedule of Investments
May 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Intermediate Government Fund on May 31, 2000. It's divided into three main categories: U.S. government and agencies securities, foreign government bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                  PAR VALUE
                                                       INTEREST     MATURITY        (000s       MARKET
ISSUER, DESCRIPTION                                      RATE         DATE         OMITTED)     VALUE
-------------------                                   ----------   ----------    -----------   --------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (31.97%)
  United States Treasury,
    Bond .........................................      11.875%      11-15-03       $19,000   $21,971,790
    Bond .........................................      10.750       08-15-05         5,000     5,886,700
    Bond .........................................      12.000       08-15-13        10,000    13,317,200
    Bond .........................................       9.250       02-15-16         5,000     6,377,350
    Bond .........................................       6.250       05-15-30         5,000     5,158,600
                                                                                              -----------
                                                                                               52,711,640
                                                                                              -----------
Government - U.S. Agencies (64.26%)
  Federal Home Loan Bank,
    Bond .........................................       5.763       08-20-01         1,000       984,530
    Note .........................................       6.750       02-01-02         3,000     2,985,300
  Federal Home Loan Mortgage Corp.,
    15 Yr Pass Thru Ctf ..........................       8.500       06-01-06 to      2,411     2,450,689
                                                                     07-01-07
    30 Yr Adjustable Rate Mortgage ...............      6.875#       05-01-17            48        49,254
    30 Yr Adjustable Rate Mortgage ...............      7.375#       10-01-18            54        55,351
    Deb ..........................................       5.880       02-10-03         2,000     1,926,560
    Deb ..........................................       6.000       11-18-03         2,000     1,901,560
  Fannie Mae,
    15 Yr Pass Thru Ctf ..........................       6.500       04-01-13 to     21,407    20,363,325
                                                                     05-01-13
    15 Yr Pass Thru Ctf ..........................       6.000       07-01-13 to     16,180    15,083,777
                                                                     11-01-13
    15 Yr Pass Thru Ctf ..........................       7.000       07-01-14         6,293     6,100,635
    30 Yr Adjustable Rate Mortgage ...............       6.751#      03-01-14 to         41        39,826
                                                                     06-01-14
    30 Yr Adjustable Rate Mortgage ...............      7.625#       03-01-22            86        85,961
    30 Yr Adjustable Rate Mortgage ...............      7.720#       03-01-27            39        39,591
    Deb Ser SM-07-B ..............................       7.550       03-27-07         2,025     1,961,395
    Med Term Note Ser B ..........................       6.610       03-16-09         3,000     2,767,500
    Note .........................................       4.750       11-14-03         5,500     5,060,000
  Government National Mortgage Assn.,
    30 Yr Adjustable Rate Mortgage ...............      7.125#       10-20-23           627       627,532
    30 Yr Pass Thru Ctf ..........................       6.500       10-15-28         1,798     1,682,088
    30 Yr Pass Thru Ctf ..........................       7.000       11-15-27 to     21,737    20,855,948
                                                                     04-15-28
    30 Yr Pass Thru Ctf ..........................      12.000       02-15-14            22        24,671

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                John Hancock Funds - Intermediate Government Fund

                                                                                          PAR VALUE
                                                               INTEREST     MATURITY        (000s       MARKET
ISSUER, DESCRIPTION                                              RATE         DATE         OMITTED)     VALUE
-------------------                                           ----------   ----------    -----------   --------
Government - U.S. Agencies (continued)
  Private Export Funding Corp.,
    Sec Note Ser 2000-1 (R)................................      7.170%      05-15-07        $7,500      $7,303,125
    Sec Note, Ser C........................................      6.310       09-30-04         4,000       3,867,080
    Sec Note, Ser G........................................      6.670       09-15-09         4,500       4,241,250
    Sec Note, Ser I........................................      7.200       01-15-10         4,500       4,398,750
  Small Business Administration,
    Deb Ser 90-10D.........................................      8.700       12-01-00         1,097       1,104,494
                                                                                                        -----------
                                                                                                        105,960,192
                                                                                                        -----------
                                        TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                  (Cost $167,187,543)        (96.23%)   158,671,832
                                                                                            -------     -----------
FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (1.99%)
  International Bank for Reconstruction and Development,
    30 Yr Bond.............................................      8.625       10-15-16         3,000       3,270,000
                                                                                                        -----------
                                                       TOTAL FOREIGN GOVERNMENT BONDS
                                                                    (Cost $3,810,000)         (1.99%)     3,270,000
                                                                                            -------     -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.90%)
  Investment in a joint repurchase agreement transaction
    with SBC Warburg, Inc. - Dated 05-31-00, due 06-01-00
    (Secured by U.S. Treasury Bonds, 5.500% thru 10.750%,
    due 02-15-03 thru 08-15-28) - Note A ..................      6.370                        1,485       1,485,000
                                                                                                       ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 5.20%.....................................                                                     120
                                                                                                       ------------

                                                         TOTAL SHORT-TERM INVESTMENTS         (0.90%)     1,485,120
                                                                                            -------    ------------
                                                                    TOTAL INVESTMENTS        (99.12%)   163,426,952
                                                                                            -------    ------------
                                                    OTHER ASSETS AND LIABILITIES, NET         (0.88%)     1,455,057
                                                                                            -------    ------------
                                                                     TOTAL NET ASSETS       (100.00%)  $164,882,009
                                                                                            =======    ============

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,303,125 or 4.43% of net assets as of May 31, 2000.

  #   Represents rate in effect on May 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Intermediate Government Fund

NOTE A--
ACCOUNTING POLICIES

John Hancock Intermediate Government Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAX The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income or excise tax provision is required. For federal income tax purposes, the Fund has $18,331,510 of capital loss carry forwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carry forwards are used by the Fund, no capital gain distributions will be made. The Fund's carry forwards expire as follows:
May 31, 2001 -- $9,365,539, May 31, 2002 -- $427,159, May 31, 2003 --
$1,950,205, May 31, 2004 -- $1,741,681, May 31, 2005 -- $528,883 and May 31,
2008 -- $4,318,043. Availability of a certain amount of loss carry forwards which were acquired on September 22, 1995 and December 5, 1997 in mergers, may be limited in a given year. Additionally, net capital losses of $1,312,592 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day (June 1, 2000) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Intermediate Government Fund

taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks that enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the lines of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 2000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/losses can be affected as a result of futures contracts.

      At May 31, 1999, there were no open financial futures contracts.

NOTE B--
MANAGEMENT FEE,
ADMINISTRATIVE SERVICES AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to 0.40% of the Fund's average daily net asset value.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class A shares amounted to $88,041. Out of this amount, $6,904 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $21,974 was paid as sales commissions to unrelated broker-dealers and $59,163 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Intermediate Government Fund

rates beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 2000, contingent deferred sales charges amounted to $198,822.

      Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $200, which was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 2000, contingent deferred sales charges paid to JH Funds amounted to $1,033.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C--
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended May 31, 2000, aggregated $549,896,273 and $583,677,656, respectively.

      The cost of investments owned at May 31, 2000 (excluding the corporate savings account) for federal income tax purposes was $172,538,168. Gross unrealized appreciation and depreciation of investments aggregated $22,658 and $9,133,994, respectively, resulting in net unrealized depreciation of $9,111,336.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                John Hancock Funds - Intermediate Government Fund

NOTE D--
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,377 and a decrease in undistributed net investment income of $2,377. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income in the financial highlights excludes these adjustments.

================================================================================

                John Hancock Funds - Intermediate Government Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Bond Trust--
John Hancock Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Intermediate Government Fund (formerly the John Hancock Intermediate Maturity Government Fund) (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Intermediate Government Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Boston, Massachusetts
July 7, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended May 31, 2000.

      All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January of 2001. This will reflect the tax character of all distributions for calendar year 2000.

=====================================NOTES======================================

                John Hancock Funds - Intermediate Government Fund

=====================================NOTES======================================

                John Hancock Funds - Intermediate Government Fund

=====================================NOTES======================================

                John Hancock Funds - Intermediate Government Fund

================================================================================
                                                                 ---------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                        U.S. Postage
                                                                      PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                      Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                              Permit No. 75
INTERNET: www.jhfunds.com                                        ---------------







--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Intermediate Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

(RECYCLE LOGO) Printed on Recycled Paper                              5500A 5/00
                                                                            7/00

                                                  ------------------------------
                                                   The latest report from your
                                                      Fund's management team
                                                  ------------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                   High Yield
                                    Bond Fund

                                  MAY 31, 2000

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                                STEPHEN L. BROWN
                                JAMES F. CARLIN*
                              WILLIAM H. CUNNINGHAM
                                 RONALD R. DION*
                                 MAUREEN R. FORD
                                CHARLES L. LADNER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                          Vice Chairman, President and
                             Chief Executive Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                WILLIAM L. BRAMAN
                          Executive Vice President and
                            Chief Investment Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down 32% from its March high by the end of May.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

In this same period, fixed-income-type securities, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, a couple of things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/ MAUREEN R. FORD
-------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

            BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM
        LEADER, AND FREDERICK L. CAVANAUGH, JR., JANET L. CLAY, CFA, AND
                      DANIEL S. JANIS, PORTFOLIO MANAGERS

                                  John Hancock
                              High Yield Bond Fund

                      Dreary 12 months for high-yield bonds

High-yield bonds made little headway over the last 12 months, as they fought the twin demons of rising interest rates and investor disinterest. With the U.S. economy growing at a blistering pace, the Federal Reserve launched an anti-inflation campaign, raising interest rates six times between last June and May 2000. As a result, bond prices, which move in the opposite direction of interest rates, fell. The Fed was trying to slow the economy down to a more moderate pace that allowed for growth, but would prevent an inflation outbreak.

   Investors were also captivated for much of the past year by high-flying technology and telecommunications stocks. High-yield bond returns just couldn't compete and investors left, or ignored, the sector to pursue the lure of the New Economy. This, combined with a lack of liquidity, drove prices down even further. Finally, the number of defaults and earnings disappointments at high-yield companies rose during the year, despite the robust economy.

Fund performance

In this difficult environment, high-yield bond mutual funds had a hard time breaking even over the last year. For the 12 months ended May 31, 2000, John Hancock High Yield Bond Fund's Class A, Class B and Class C shares posted total returns of 0.15%, -0.61% and -0.61%, respectively, at net asset value. Thankfully, that was bet-

     "...the twin demons of rising interest rates and investor disinterest."

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock High Yield Bond Fund. Caption below reads "Fund management team members (l-r): Janet Clay, Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - High Yield Bond Fund

"The Fund benefited from its overweighted position in the energy and paper sectors..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Securities." The first listing is Nextel Communications 2.5%, the second is Northwest Airlines 2.2%, the third Key Energy Services 2.1%, the fourth Grey Wolf 1.8% and the fifth Stone Container 1.4%. A note below the table reads "As a percentage of net assets on May 31, 2000."]
--------------------------------------------------------------------------------

ter than the average high current yield fund's -2.89% return, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Energy, paper help Fund outperform

The Fund benefited from its overweighted position in the energy and paper sectors, which came back to life as the global economy rebounded from 1998's turmoil. Rising oil prices prompted a renewed interest in drilling and exploration, to the benefit of oil-service companies R&B Falcon and Key Energy Services, in which we took some profits when its stock and bonds hit our price targets. Drilling company Grey Wolf was also a strong performer, with its dominance in drilling for natural gas, a promising source of fuel. These three companies have the characteristics we seek in our energy companies. They are dominant in their specific fields and have the most valuable, sought-after physical assets where the barriers to entry are high, which keeps demand strong. Companies like Key Energy have also reaped the rewards of spearheading the consolidation that has changed and improved its industry.

   Consolidation activity in the paper industry continued to benefit the sector, allowing the remaining players to boost prices, especially given the lack of new supply. Having a larger position here than our peers served us well. As merger activity heated up, the stock and bond prices of long-time holding Repap New Brunswick rose on speculation that the company would be bought out. When they reached our target levels, we sold the bulk of our position and locked in profits. Packaging Corp. of America also served us well when the company took back some of its preferred stock at an attractive price.

Selectivity counts

In addition to avoiding a number of sectors that produced poor results, like health care, textiles, specialty retailers and consumer products, we also managed to steer clear of some of the worst- performing individual companies. As we mentioned, the number of high-yield companies that failed to execute their business plans rose in the last 12 months, including such high-profile names as Iridium and Fruit of the Loom, which we were fortunate not to own, thanks to our rigorous research. A heightened level of defaults and earnings disappointments comes with the high-yield bond territory. It's where investors can find the highest yields, but where the attendant risks of owning companies rated below investment grade are greater.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is R&B Falcon followed by an up arrow with the phrase "Growing demand for oil drilling services." The second listing is Repap New Brunswick followed by an up arrow with the phrase "Benefits from merger activity in paper industry." The third listing is AEI Resources followed by a down arrow with the phrase "Hit by accounting questions, pending coal legislation." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 2000." The chart is scaled in increments of 1% with -4% at the bottom and 1% at the top. The first bar represents the 0.15% total return for John Hancock High Yield Bond Fund Class A. The second bar represents the -0.61% total return for John Hancock High Yield Bond Fund Class B. The third bar represents the -0.61% total return for John Hancock High Yield Bond Fund Class C. The fourth bar represents the -2.89% total return for Average high current yield fund. A note below the chart reads "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

   While we had fewer disappointments than others, we did not escape altogether. Pathmark Supermarkets saw its preferred stock and bonds hit hard when a U.S. antitrust ruling foiled a Dutch company's bid to buy the New York supermarket chain. Pathmark defaulted on its bonds and is in the process of working out a financial restructuring package. Coal company AEI Resources also ran into difficulties over accounting issues and concerns about the negative impact of pending coal legislation.

Telecom picks

Telecommunications companies make up the largest component of the high-yield market, and it is the Fund's largest sector weighting as well. The sector got hit when the environment for technology soured late in the fiscal year and fears grew that telecom companies might have a harder time getting access to their next phase of capital in the equity market. We have maintained an underweighted stance on the sector, since so many telecom companies have yet to deliver results. We are sticking with companies that display the best ability to grow revenues and that have good business plans and a market, cost or product advantage. Currently we like telephone companies in Europe and cell-phone companies like Nextel Communications -- our biggest holding -- that are developing the next generation of wireless equipment. We also target merger candidates.

A look ahead

For now, all eyes are on the economy, waiting for signs that growth has slowed to the Fed's satisfaction. In the short term, we have some concern that if the U.S. economy slows too much, high-yield companies could have a harder time implementing their business plans and making their earnings targets. In this environment, individual credit selection is more important than ever. We will continue to apply our in-depth fundamental analysis with an even sharper eye toward maintaining a portfolio of companies that are worth the extra risk we are taking to own them. Consolidating industries remain a focus, including the airlines, where merger activity picked up late in the fiscal year.

"...waiting for signs that growth has slowed to the Fed's satisfaction."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                                     SINCE
                                              ONE       FIVE       INCEPTION
                                             YEAR       YEARS      (6/30/93)
                                           --------   ---------   ------------
Cumulative Total Returns                     1.75%      45.58%      51.01%
Average Annual Total Returns                 1.75%       7.80%       6.30%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------
For the period ended March 31, 2000
                                              ONE       FIVE          TEN
                                             YEAR       YEARS        YEARS
                                           --------   ---------   ------------
Cumulative Total Returns                     1.07%      45.07%      153.14%
Average Annual Total Returns                 1.07%       7.72%        9.73%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------
For the period ended March 31, 2000
                                                                     SINCE
                                                          ONE      INCEPTION
                                                         YEAR       (5/1/98)
                                                       --------   ------------
Cumulative Total Returns                                 3.72%      (10.91%)
Average Annual Total Returns                             3.72%       (5.85%)

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------
As of May 31, 2000
                                                                   SEC 30-DAY
                                                                     YIELD
                                                                 -------------
John Hancock High Yield Bond Fund: Class A                          13.44%
John Hancock High Yield Bond Fund: Class B                          13.31%
John Hancock High Yield Bond Fund: Class C                          13.17%

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock High Yield Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $15,845 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $15,421 as of May 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Bond Fund, after sales charge, and is equal to $14,727 as of May 31, 2000.

Line chart with the heading John Hancock High Yield Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $26,776 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on May 31, 1990, before sales charge, and is equal to $23,922 as of May 31, 2000.

Line chart with the heading John Hancock High Yield Bond Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $9,732 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on May 1, 1998, before sales charge, and is equal to $8,746 as of May 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Bond Fund, after sales charge, and is equal to $8,658 as of May 31, 2000.


*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 2000
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Bonds (cost - $964,949,192) ..............................      $726,985,417
   Common and preferred stocks and warrants
      (cost - $198,746,394) .................................       153,553,220
  Joint repurchase agreement ................................        36,679,000
  Corporate savings account .................................               957
                                                                  -------------
                                                                    917,218,594
  Receivable for investments sold ...........................         5,945,105
  Receivable for shares sold ................................         1,389,521
  Interest receivable .......................................        32,313,976
  Foreign tax receivable ....................................             8,371
  Receivable for forward foreign currency exchange
   contracts sold - Note A ..................................         1,192,821
  Receivable for forward foreign currency exchange
   contracts purchased - Note A .............................             3,183
  Other assets ..............................................            74,482
                                                                  -------------
                    Total Assets ............................       958,146,053
                    -----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ............................           849,604
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................           839,843
  Accounts payable and accrued expenses .....................           157,548
                                                                  -------------
                    Total Liabilities .......................         1,846,995
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................     1,271,295,931
  Accumulated net realized loss on investments, financial
   futures contracts and foreign currency transactions ......       (46,545,561)
  Net unrealized depreciation of investments and
   foreign currency transactions ............................      (282,084,607)
  Undistributed net investment income .......................        13,633,295
                                                                  -------------
                    Net Assets ..............................      $956,299,058
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding
   - unlimited number of shares authorized with no par value)
  Class A - $237,619,361/40,477,156 .........................             $5.87
  =============================================================================
  Class B - $691,331,253/117,764,489 ........................             $5.87
  =============================================================================
  Class C - $27,348,444/4,658,657 ...........................             $5.87
  =============================================================================
Maximum Offering Price Per Share
  Class A* - ($5.87/0.955) ..................................             $6.15
  =============================================================================
  Class C - ($5.87/0.99) ....................................             $5.93
  =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income:
  Interest ..................................................      $123,365,606
  Dividends (net of foreign withholding taxes
   of $291,103) .............................................        11,217,651
                                                                  -------------
                                                                    134,583,257
                                                                  -------------
  Expenses:
   Investment management fee - Note B .......................         5,589,737
   Distribution and service fee - Note B
     Class A ................................................           670,758
     Class B ................................................         7,899,133
     Class C ................................................           316,066
   Transfer agent fee - Note B ..............................         1,575,936
   Custodian fee ............................................           224,579
   Accounting and legal services fee - Note B ...............           208,845
   Registration and filing fees .............................           165,706
   Printing .................................................           108,283
   Miscellaneous ............................................            57,238
   Auditing fee .............................................            43,205
   Trustees' fees ...........................................            42,189
   Legal fees ...............................................            41,714
                                                                  -------------
                    Total Expenses ..........................        16,943,389
                    -----------------------------------------------------------
                    Net Investment Income ...................       117,639,868
                    -----------------------------------------------------------

Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions:
  Net realized loss on investments sold .....................        (1,084,212)
  Net realized gain on foreign currency transactions ........         4,610,789
  Change in net unrealized appreciation/depreciation
   of investments ...........................................      (123,503,114)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions .........................           318,237
                                                                  -------------
                    Net Realized and Unrealized
                    Loss on Investments and Foreign
                    Currency Transactions ...................      (119,658,300)
                    -----------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations ...............       ($2,018,432)
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED MAY 31,
                                                                                  ----------------------------------
                                                                                        1999               2000
                                                                                  ---------------    ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ......................................................      $109,304,644       $117,639,868
   Net realized gain (loss) on investments sold, financial futures contracts
     and foreign currency transactions ........................................       (40,052,651)         3,526,577
   Change in net unrealized appreciation/depreciation of investments, financial
     futures contracts and foreign currency transactions ......................      (174,423,486)      (123,184,877)
                                                                                  ---------------    ---------------
     Net Decrease in Net Assets Resulting from Operations .....................      (105,171,493)        (2,018,432)
                                                                                  ---------------    ---------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.7518 and $0.7124 per share, respectively) ..................       (28,606,693)       (30,247,084)
     Class B - ($0.6992  and $0.6644 per share, respectively) .................       (79,060,160)       (82,960,771)
     Class C - ($0.6985 and $0.6644 per share, respectively) ..................        (1,683,288)        (3,342,364)
   Distributions from net realized gain on investments sold
     Class A - ($0.0983  and none per share, respectively) ....................        (4,208,715)                --
     Class B - ($0.0983  and none per share, respectively) ....................       (12,355,006)                --
     Class C - ($0.0983  and none per share, respectively) ....................          (435,500)                --
                                                                                  ---------------    ---------------
     Total Distributions to Shareholders ......................................      (126,349,362)      (116,550,219)
                                                                                  ---------------    ---------------
From Fund Share Transactions - Net: * .........................................       306,345,845        (74,599,261)
                                                                                  ---------------    ---------------
Net Assets:
   Beginning of period ........................................................     1,074,641,980      1,149,466,970
                                                                                  ---------------    ---------------
   End of period (including undistributed net investment income of
     $2,037,296 and $13,633,295, respectively) ................................    $1,149,466,970       $956,299,058
                                                                                  ===============    ===============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                YEAR ENDED MAY 31,
                                                           --------------------------------------------------------------
                                                                       1999                             2000
                                                           -----------------------------    -----------------------------
                                                              SHARES           AMOUNT          SHARES           AMOUNT
                                                           ------------    -------------    ------------    -------------
CLASS A
   Shares sold .......................................       34,649,971     $235,006,979      20,237,845     $126,590,470
   Shares issued to shareholders in reinvestment of
     distributions ...................................        2,356,435       15,840,316       2,270,338       14,364,926
                                                           ------------    -------------    ------------    -------------
                                                             37,006,406      250,847,295      22,508,183      140,955,396
   Less shares repurchased ...........................      (26,674,634)    (182,519,505)    (25,443,080)    (160,599,281)
                                                           ------------    -------------    ------------    -------------
   Net increase (decrease) ...........................       10,331,772      $68,327,790      (2,934,897)    ($19,643,885)
                                                           ============    =============    ============    =============
CLASS B
   Shares sold .......................................       61,628,963     $423,033,170      30,252,064     $191,538,306
   Shares issued to shareholders in reinvestment of
     distributions ...................................        5,023,895       33,623,357       4,353,639       28,726,482
                                                           ------------    -------------    ------------    -------------
                                                             66,652,858      456,656,527      34,605,703      220,264,788
   Less shares repurchased ...........................      (36,105,662)    (245,899,556)    (44,007,108)    (277,081,096)
                                                           ------------    -------------    ------------    -------------
   Net increase (decrease) ...........................       30,547,196     $210,756,971      (9,401,405)    ($56,816,308)
                                                           ============    =============    ============    =============
CLASS C
   Shares sold .......................................        4,721,663      $31,941,073       4,122,602      $25,949,635
   Shares issued to shareholders in reinvestment of
     distributions ...................................          163,311        1,077,825         221,504        1,482,317
                                                           ------------    -------------    ------------    -------------
                                                              4,884,974       33,018,898       4,344,106       27,431,952
   Less shares repurchased ...........................         (873,902)      (5,757,814)     (4,083,289)     (25,571,020)
                                                           ------------    -------------    ------------    -------------
   Net increase ......................................        4,011,072      $27,261,084         260,817       $1,860,932
                                                           ============    =============    ============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCTOBER 31,         PERIOD FROM
                                                                     ------------------------      NOVEMBER 1, 1996
                                                                      1995(1)          1996       TO MAY 31, 1997(2)
                                                                     --------        --------     ------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................         $7.33           $7.20             $7.55
                                                                     --------        --------          --------
  Net Investment Income .......................................          0.72            0.76(3)           0.45
  Net Realized and Unrealized Gain (Loss) on
   Investments, Financial Futures Contracts and
   Foreign Currency Transactions ..............................         (0.12)           0.35              0.32
                                                                     --------        --------          --------
   Total from Investment Operations ...........................          0.60            1.11              0.77
                                                                     --------        --------          --------
  Less Distributions:
   Dividends from Net Investment Income .......................         (0.73)          (0.76)            (0.45)
   Distributions from Net Realized Gain on Investments Sold ...            --              --                --
                                                                     --------        --------          --------
   Total Distributions ........................................         (0.73)          (0.76)            (0.45)
                                                                     --------        --------          --------
  Net Asset Value, End of Period ..............................         $7.20           $7.55             $7.87
                                                                     ========        ========          ========
  Total Investment Return at Net Asset Value(4) ...............          8.83%          16.06%            10.54%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................       $26,452         $52,792           $97,925
  Ratio of Expenses to Average Net Assets .....................          1.16%           1.10%             1.05%(6)
  Ratio of Net Investment Income to Average Net Assets ........         10.23%          10.31%            10.19%(6)
  Portfolio Turnover Rate .....................................            98%            113%               78%

                                                                                     YEAR ENDED MAY 31,
                                                                        --------------------------------------------
                                                                          1998              1999              2000
                                                                        --------          --------          --------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................            $7.87             $8.26             $6.57
                                                                        --------          --------          --------
  Net Investment Income .......................................             0.78(3)           0.75(3)           0.72(3)
  Net Realized and Unrealized Gain (Loss) on
   Investments, Financial Futures Contracts and
   Foreign Currency Transactions ..............................             0.51             (1.59)            (0.70)
                                                                        --------          --------          --------
   Total from Investment Operations ...........................             1.29             (0.84)             0.02
                                                                        --------          --------          --------
  Less Distributions:
   Dividends from Net Investment Income .......................            (0.78)            (0.75)            (0.72)
   Distributions from Net Realized Gain on Investments Sold ...            (0.12)            (0.10)               --
                                                                        --------          --------          --------
   Total Distributions ........................................            (0.90)            (0.85)            (0.72)
                                                                        --------          --------          --------
  Net Asset Value, End of Period ..............................            $8.26             $6.57             $5.87
                                                                        ========          ========          ========
  Total Investment Return at Net Asset Value(4) ...............            17.03%            (9.85%)            0.15%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................         $273,277          $285,184          $237,619
  Ratio of Expenses to Average Net Assets .....................             0.97%             0.98%             0.99%
  Ratio of Net Investment Income to Average Net Assets ........             9.33%            10.94%            11.36%
  Portfolio Turnover Rate .....................................              100%               56%               49%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCTOBER 31,         PERIOD FROM
                                                                     ------------------------      NOVEMBER 1, 1996
                                                                      1995(1)          1996       TO MAY 31, 1997(2)
                                                                     --------        --------     ------------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................         $7.33           $7.20             $7.55
                                                                     --------        --------          --------
  Net Investment Income .......................................          0.67            0.70(3)           0.42
  Net Realized and Unrealized Gain (Loss) on
   Investments, Financial Futures Contracts and
   Foreign Currency Transactions ..............................         (0.13)           0.35              0.32
                                                                     --------        --------          --------
   Total from Investment Operations ...........................          0.54            1.05              0.74
                                                                     --------        --------          --------
  Less Distributions:
   Dividends from Net Investment Income .......................         (0.67)          (0.70)            (0.42)
   Distributions from Net Realized Gain on Investments Sold ...            --              --                --
                                                                     --------        --------          --------
   Total Distributions ........................................         (0.67)          (0.70)            (0.42)
                                                                     --------        --------          --------
  Net Asset Value, End of Period ..............................         $7.20           $7.55             $7.87
                                                                     ========        ========          ========
  Total Investment Return at Net Asset Value(4) ...............          7.97%          15.24%            10.06%(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................      $180,586        $242,944          $379,024
  Ratio of Expenses to Average Net Assets .....................          1.89%           1.82%             1.80%(6)
  Ratio of Net Investment Income to Average Net Assets ........          9.42%           9.49%             9.45%(6)
  Portfolio Turnover Rate .....................................            98%            113%               78%

                                                                                   YEAR ENDED MAY 31,
                                                                      --------------------------------------------
                                                                        1998              1999              2000
                                                                      --------          --------          --------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................          $7.87             $8.26             $6.57
                                                                      --------          --------          --------
  Net Investment Income .......................................           0.71(3)           0.70(3)           0.67(3)
  Net Realized and Unrealized Gain (Loss) on
   Investments, Financial Futures Contracts and
   Foreign Currency Transactions ..............................           0.51             (1.59)            (0.70)
                                                                      --------          --------          --------
   Total from Investment Operations ...........................           1.22             (0.89)            (0.03)
                                                                      --------          --------          --------
  Less Distributions:
   Dividends from Net Investment Income .......................          (0.71)            (0.70)            (0.67)
   Distributions from Net Realized Gain on Investments Sold ...          (0.12)            (0.10)               --
                                                                      --------          --------          --------
   Total Distributions ........................................          (0.83)            (0.80)            (0.67)
                                                                      --------          --------          --------
  Net Asset Value, End of Period ..............................          $8.26             $6.57             $5.87
                                                                      ========          ========          ========
  Total Investment Return at Net Asset Value(4) ...............          16.16%           (10.54%)           (0.61%)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................       $798,170          $835,392          $691,331
  Ratio of Expenses to Average Net Assets .....................           1.72%             1.73%             1.74%
  Ratio of Net Investment Income to Average Net Assets ........           8.62%            10.20%            10.61%
  Portfolio Turnover Rate .....................................            100%               56%               49%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                           YEAR ENDED MAY 31,
                                                                                      PERIOD ENDED     -------------------------
                                                                                     MAY 31, 1998(7)      1999           2000
                                                                                     ---------------   ----------     ----------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................        $8.45             $8.26          $6.57
                                                                                     ----------        ----------     ----------
  Net Investment Income(3) .......................................................         0.06              0.70           0.67
  Net Realized and Unrealized Loss on Investments, Financial Futures
   Contracts and Foreign Currency Transactions ...................................        (0.19)            (1.59)         (0.70)
                                                                                     ----------        ----------     ----------
   Total from Investment Operations ..............................................        (0.13)            (0.89)         (0.03)
                                                                                     ----------        ----------     ----------
  Less Distributions:
   Dividends from Net Investment Income ..........................................        (0.06)            (0.70)         (0.67)
   Distributions from Net Realized Gain on Investments Sold ......................           --             (0.10)            --
                                                                                     ----------        ----------     ----------
   Total Distributions ...........................................................        (0.06)            (0.80)         (0.67)
                                                                                     ----------        ----------     ----------
  Net Asset Value, End of Period .................................................        $8.26             $6.57          $5.87
                                                                                     ==========        ==========     ==========
  Total Investment Return at Net Asset Value(4) ..................................        (1.59%)(5)       (10.54%)        (0.61%)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................       $3,195           $28,891        $27,348
  Ratio of Expenses to Average Net Assets ........................................         1.72%(6)          1.73%          1.74%
  Ratio of Net Investment Income to Average Net Assets ...........................         6.70%(6)         10.20%         10.61%
  Portfolio Turnover Rate ........................................................          100%               56%            49%

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6)   Annualized.
(7)   Class C shares began operations on May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Schedule of Investments
May 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High Yield Bond Fund on May 31, 2000. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                               ----------  --------  -----------   -----------
BONDS
Aerospace (0.17%)
  Compass Aerospace Corp.,
    Gtd Sr Sub Note Ser D 04-15-05 ..........................................       10.125%      CCC       $4,475      $1,655,750
                                                                                                                      -----------
Agricultural Operations (0.11%)
  Iowa Select Farms L.P./ISF Finance, Inc.,
    Sr Sub Note 12-01-05 (R) ................................................       10.750        CC        4,990       1,097,800
                                                                                                                      -----------

Automobile/Trucks (1.10%)
  AM General Corp.,
    Sr Note Ser B 05-01-02 ..................................................       12.875        B         1,824       1,605,120
  J.B. Poindexter & Co., Inc.,
    Sr Note 05-15-04 ........................................................       12.500        B         9,725       8,947,000
                                                                                                                      -----------
                                                                                                                       10,552,120
                                                                                                                      -----------
Banks - United States (0.44%)
  CSBI Capital Trust I,
    Gtd Sub Cap Inc Ser A 06-06-27 ..........................................       11.750        B-        3,890       4,162,300
                                                                                                                      -----------
Building (1.11%)
  Amatek Industries Property Ltd.,
    Sr Sub Note (Australia) 02-15-08 (Y) ....................................       12.000        B         4,975       4,577,000
  Nortek, Inc.,
    Sr Note 08-01-08 ........................................................        8.875        B+        1,550       1,395,000
  Presley Companies (The),
    Gtd Sr Note 07-01-01 ....................................................       12.500       CCC        4,994       4,594,480
                                                                                                                      -----------
                                                                                                                       10,566,480
                                                                                                                      -----------
Business Services - Misc. (0.53%)
  AP Holdings, Inc.,
    Sr Disc Note, Step Coupon (11.25%, 03-15-03) 03-15-08 (A) ...............         Zero       CCC+       1,800         180,000
  COMFORCE Operating, Inc.,
    Sr Note Ser B 12-01-07 ..................................................       12.000        B-        3,000       1,590,000
  MSX International, Inc.,
    Gtd Sr Sub Note 01-15-08 ................................................       11.375        B-        3,500       3,307,500
                                                                                                                      -----------
                                                                                                                        5,077,500
                                                                                                                      -----------
Chemicals (1.78%)
  Huntsman ICI Chemicals LLC,
    Sr Sub Note 07-01-09 ....................................................       10.125        B+        2,900       2,827,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Chemicals (continued)
  Huntsman ICI Holdings LLC,
    Sr Disc Note 12-31-09 ...................................................         Zero        B+      $13,635      $4,158,675
  OPP Petroquimica S.A.,
    Bond (Brazil) 10-29-04 (R) (Y) ..........................................       11.000%       B+        2,000       1,900,000
  Trikem S.A.,
    Bond (Brazil) 07-24-07 (R) (Y) ..........................................       10.625        B+       12,000       8,160,000
                                                                                                                      -----------
                                                                                                                       17,046,175
                                                                                                                      -----------
Computers (2.36%)
  Baan Company, N.V.,
    Conv Sub Note (Netherlands) 12-15-01 (Y) ................................        4.500       CCC-       2,000       1,714,000
  Cybernet Internet Services International, Inc.,
    Sr Note 07-01-09 ........................................................       14.000       Caa2       4,000       2,800,000
  Exodus Communications, Inc.,
    Sr Note 07-01-08 ........................................................       11.250        B-        5,475       5,529,750
    Sr Note 12-15-09 ........................................................       10.750        B-        2,350       2,326,500
  Interact Operating Co.,
    Sr Note 08-01-03 ........................................................       14.000       CCC+       3,210       1,091,400
  PSINet, Inc.,
    Sr Note 11-01-08 ........................................................       11.500        B-        3,000       2,730,000
    Sr Note Ser B 02-15-05 ..................................................       10.000        B-        2,720       2,393,600
  Verio, Inc.,
    Sr Note 12-01-08 ........................................................       11.250        B-        1,750       1,946,875
    Sr Note 04-01-05 ........................................................       10.375        B-        1,950       2,052,375
                                                                                                                      -----------
                                                                                                                       22,584,500
                                                                                                                      -----------
Consumer Products Misc. (0.46%)
  Diamond Brands Operating Corp.,
    Sr Sub Note 04-15-08 ....................................................       10.125       CCC+       5,000       2,750,000
  Indesco International, Inc.,
    Sr Sub Note 04-15-08 ....................................................        9.750       CCC+       4,900       1,617,000
                                                                                                                      -----------
                                                                                                                        4,367,000
                                                                                                                      -----------
Containers (4.17%)
  Gaylord Container Corp.,
    Sr Note Ser B 06-15-07 ..................................................        9.375        B-        2,985       2,417,850
    Sr Sub Note Ser B 02-15-08 ..............................................        9.875       CCC+      13,400       9,916,000
  Kappa Beheer B.V.,
    Sr Sub Bond (Netherlands) 07-15-09 (Y) ..................................       10.625        B         3,175       3,270,250
    Sr Sub Bond, Step Coupon (12.50%, 07-15-04) (Euro) 07-15-09 (A) # .......         Zero        B         4,400       2,647,712
  Riverwood International Corp.,
    Gtd Sr Sub Note 04-01-08 ................................................       10.875       CCC+       8,980       8,261,600
  Stone Container Corp.,
    Unit (Sr Sub Deb & Supplemental Int Cert) 04-01-02 ......................       12.250        B-       13,200      13,365,000
                                                                                                                      -----------
                                                                                                                       39,878,412
                                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Cosmetics & Personal Care (0.61%)
  Carson, Inc.,
    Gtd Sr Sub Note Ser B 11-01-07 ..........................................       10.375%      CCC+      $4,435      $4,346,300
  Global Health Sciences, Inc.,
    Gtd Sr Note 05-01-08 ....................................................       11.000       CCC+       3,175       1,047,750
  Styling Technology Corp.,
    Gtd Sr Sub Note 07-01-08 ................................................       10.875        C         1,990         417,900
                                                                                                                      -----------
                                                                                                                        5,811,950
                                                                                                                      -----------
Diversified Operations (0.73%)
  Diamond Holdings Plc,
    Bond (United Kingdom) 02-01-08 # ........................................       10.000        B-        4,950       6,928,027
                                                                                                                      -----------
Energy (1.48%)
  AEI Resources, Inc.,
    Sr Sub Note 12-15-06 ....................................................       11.500        CC        5,000         250,000
  AEI Resources, Inc./AEI Resources Holdings, Inc.,
    Gtd Note 12-15-05 (R) ...................................................       10.500       CCC-       5,055       1,011,000
  P&L Coal Holdings Corp.,
    Sr Sub Note Ser B 05-15-08 ..............................................        9.625        B        14,400      12,852,000
                                                                                                                      -----------
                                                                                                                       14,113,000
                                                                                                                      -----------
Finance (0.37%)
  Nationwide Credit, Inc.,
    Sr Note Ser A 01-15-08 ..................................................       10.250        B-        4,000       2,720,000
  Norse CBO, Ltd.,
    Jr Sub Note 08-13-10 (r) ................................................         Zero        B-          750         825,000
                                                                                                                      -----------
                                                                                                                        3,545,000
                                                                                                                      -----------
Food (1.91%)
  Agrilink Foods, Inc.,
    Sr Sub Note 11-01-08 ....................................................       11.875        B         8,425       6,950,625
  Mastellone Hermanos S.A.,
    Sr Note (Argentina) 04-01-08 (Y) ........................................       11.750        B+       13,875      10,649,063
  RAB Holdings, Inc.,
    Sr Note 05-01-08 ........................................................       13.000       CCC        1,380         690,000
                                                                                                                      -----------
                                                                                                                       18,289,688
                                                                                                                      -----------
Glass Products (0.43%)
  Vicap S.A. de C.V.,
    Gtd Sr Note (Mexico) 05-15-07 (Y) .......................................       11.375        B+        5,000       4,100,000
                                                                                                                      -----------
Insurance (0.26%)
  SIG Capital Trust I,
    Gtd Trust Preferred Security 08-15-27 ...................................        9.500       BB+        5,000         850,000
  Willis Corroon Corp.,
    Gtd Sr Sub Note 02-01-09 ................................................        9.000        B+        2,050       1,619,500
                                                                                                                      -----------
                                                                                                                        2,469,500
                                                                                                                      -----------
Leisure (4.71%)
  Claridge Hotel & Casino Corp.,
    1st Mtg Note 02-01-02 (B) ...............................................       11.750        D         7,736       4,428,860

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Leisure (continued)
  Fitzgeralds Gaming Corp.,
    Gtd Sr Sec Note Ser B 12-15-04 (B) ......................................       12.250%       D        $9,450      $5,292,000
  Hollywood Casino Shreveport,
    1st Mtg Bond 08-01-06 (R) ...............................................       13.000        B         2,150       2,279,000
  Production Resource Group LLC,
    Sr Sub Note 01-15-08 ....................................................       11.500       CCC-       4,475       1,342,500
  SC International Services, Inc.,
    Sr Sub Note Ser B 09-01-07 ..............................................        9.250        B         8,600       7,826,000
  SFX Entertainment, Inc.,
    Sr Sub Note 02-01-08 ....................................................        9.125        B-        3,900       3,919,500
    Sr Sub Note 12-01-08 ....................................................        9.125        B-        3,500       3,465,000
  Trump Atlantic City Associates,
    1st Mtg Note 05-01-06 ...................................................       11.250        B-        7,425       5,197,500
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
    Sr Note 06-15-05 ........................................................       15.500       CCC+       8,630       4,919,100
  Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
    1st Mtg Note 11-15-04 ...................................................       12.250        B-        6,650       6,384,000
                                                                                                                      -----------
                                                                                                                       45,053,460
                                                                                                                      -----------
Machinery (0.35%)
  Glasstech, Inc.,
    Sr Note Ser B 07-01-04 ..................................................       12.750        B3        4,475       3,311,500
                                                                                                                      -----------
Manufacturing (0.18%)
  ICON Health & Fitness, Inc.,
    Gtd Note 09-27-05 .......................................................       12.000        B         2,935       1,760,880
                                                                                                                      -----------
 Media (4.95%)
  AMFM Operating, Inc.,
    Sr Sub Deb, Payment-In-Kind 10-31-06 ....................................       12.625        B         5,509       6,362,664
  Capstar Broadcasting Partners, Inc.,
    Sub Deb 07-01-09 ........................................................       12.000        B1          837         957,792
  CD Radio, Inc.,
    Sr Disc Note, Step Coupon (15.00%, 12-01-02) 12-01-07 (A) ...............         Zero       CCC+       2,990       1,584,700
  DIVA Systems Corp.,
    Sr Disc Note Ser B, Step Coupon (12.625%, 03-01-03) 03-01-08 (A) ........         Zero        B-        3,950       2,093,500
  Pegasus Communications Corp.,
    Sr Note Ser B 08-01-07 ..................................................       12.500       CCC+      11,095      11,538,800
  Radio One, Inc.,
    Sr Sub Note Ser B 05-15-04 ..............................................       12.000        B-        3,000       3,202,500
  Regional Independent Media Group Plc,
    Sr Disc Note, Step Coupon (12.875%, 07-01-03) (United
      Kingdom) 07-01-08 (A) # ...............................................         Zero        B3        3,730       3,517,565
    Sr Note (United Kingdom) 07-01-08 (Y) ...................................       10.500        B-        1,170       1,170,000
  Supercanal Holdings S.A./Supercanal S.A.,
    Sr Note (Argentina) 05-15-05 (B) (R) (Y) ................................       11.500        D         3,976       1,868,720
  United International Holdings, Inc.
    Sr Disc Note, Step Coupon (10.75%, 02-15-03) 02-15-08 (A) ...............         Zero        B-       11,925       6,737,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Media (continued)
  XM Satellite Radio Holdings, Inc.,
    Unit (Sr Sec Note & Warrant) 03-15-10 (R) ...............................       14.000%      CCC+      $9,350      $8,251,375
                                                                                                                      -----------
                                                                                                                       47,285,241
                                                                                                                      -----------
Medical (0.44%)
  Total Renal Care Holdings, Inc.,
    Conv Sub Note 05-15-09 (R) ..............................................        7.000        B-        6,950       4,239,500
                                                                                                                      -----------
Metal (3.76%)
  ALatief Freeport Finance Co. B.V. (P.T.),
    Sr Note 04-15-01 ........................................................        9.750       CCC+       7,950       6,837,000
  Doe Run Resources Corp.,
    Gtd Sr Note Ser B 03-15-03 ..............................................       12.653***     B-        4,975       2,487,500
    Gtd Sr Note Ser B 03-15-05 ..............................................       11.250        B-        6,990       2,796,000
  Echo Bay Mines Ltd.,
    Jr Sub Deb (Canada) 04-01-27 (Y) ........................................       11.000        D         2,000       1,160,000
  Freeport-McMoRan Copper & Gold, Inc.,
    Sr Note 11-15-06 ........................................................        7.500       CCC        9,925       6,252,750
  Golden Northwest Aluminum, Inc.,
    1st Mtg Note 12-15-06 ...................................................       12.000       BB-        6,475       6,734,000
  Haynes International, Inc.,
    Sr Note 09-01-04 ........................................................       11.625        B-       10,000       6,000,000
  TVX Gold, Inc.,
    Conv Sub Note (Canada) 03-28-02 (Y) .....................................        5.000        B-        5,150       3,708,000
                                                                                                                      -----------
                                                                                                                       35,975,250
                                                                                                                      -----------
Oil & Gas (9.67%)
  Comstock Resources, Inc.,
    Gtd Sr Note 05-01-07 ....................................................       11.250        B         2,475       2,462,625
  Frontier Oil Corp.,
    Sr Note 11-15-09 ........................................................       11.750        B+        6,925       6,630,688
  Giant Industries, Inc.,
    Sr Sub Note 11-15-03 ....................................................        9.750        B+        3,075       2,959,688
  Gothic Energy Corp.,
    Sr Disc Note, Step Coupon (14.125%, 05-01-02) 05-01-06 (A) ..............         Zero        CC        4,990       1,746,500
  Gothic Production Corp.,
    Sr Sec Note Ser B 05-01-05 ..............................................       11.125       CCC        3,325       2,859,500
  Great Lakes Acquisition Corp.,
    Sr Disc Deb, Step Coupon (13.125%, 05-15-03) 05-15-09 (A) ...............         Zero        B-        9,300       4,464,000
  HS Resources, Inc.,
    Sr Sub Note Ser B 11-15-06 ..............................................        9.250        B         4,000       3,860,000
  Key Energy Services, Inc.,
    Conv Sub Note 09-15-04 (R) ..............................................        5.000        B        26,300      20,514,000
    Conv Sub Note 09-15-04 ..................................................        5.000       Caa2      10,249       7,994,220
    Sr Sub Note Ser B 01-15-09 ..............................................       14.000        B-       10,275      11,097,000
  Mariner Energy, Inc.,
    Sr Sub Note Ser B 08-01-06 ..............................................       10.500        B-        3,990       3,620,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Oil & Gas (continued)
  Ocean Rig Norway A.S.,
    Gtd Sr Sec Note (Norway) 06-01-08 (Y) ...................................       10.250%       B-       $4,945      $4,153,800
  PANACO, Inc.,
    Gtd Sr Sub Note Ser B 10-01-04 ..........................................       10.625       CCC        2,990       2,093,000
  Pemex Finance Ltd.,
    Note (Mexico) 05-15-07 (Y) ..............................................        8.020       BBB       10,000       9,500,000
  R&B Falcon Corp.,
    Gtd Sr Note 12-15-03 ....................................................        9.125        B+        6,940       6,749,150
  Universal Compression, Inc.,
    Sr Disc Note, Step Coupon (9.875%, 02-15-03) 02-15-08 (A) ...............         Zero        B         2,740       1,781,000
                                                                                                                      -----------
                                                                                                                       92,486,096
                                                                                                                      -----------
Paper & Paper Products (4.61%)
  Advance Agro Capital B.V.,
    Gtd Sr Note (Thailand) 11-15-07 (Y) .....................................       13.000        CC        6,950       4,309,000
  Alabama River Newsprint Co.,
    Note 04-30-25 (r) .......................................................         Zero        BB        4,726       3,875,282
  APP China Group Ltd.,
    Unit (Sr Disc Note & Warrant) (Indonesia) 03-15-10 (R) (Y) ..............       14.000       CCC+       9,250       6,012,500
  APP Finance (II) Mauritius Ltd.,
    Bond (Indonesia) 12-29-49 (Y) ...........................................       12.000       CCC+       7,500       3,375,000
  APP Finance (VII) Mauritius Ltd.,
    Gtd Note (Indonesia) 04-30-03 (R) (Y) ...................................        3.500       CCC+         990         683,100
  APP Global Finance Ltd.,
    Conv Note 07-25-00 ......................................................        2.000       CCC+         950       1,111,500
  APP International Finance Mauritius Ltd.,
    Bond (Indonesia) 07-07-00 (R) (Y) .......................................         Zero        B3        5,000       4,825,000
  Grupo Industrial Durango, S.A.,
    Note (Mexico) 08-01-03 (Y) ..............................................       12.625       BB-       10,040       9,964,700
  Indah Kiat Finance Mauritius Ltd.,
    Gtd Sr Note (Indonesia) 07-01-07 (Y) ....................................       10.000       CCC+       6,000       3,300,000
  Indah Kiat International Finance Co.,
    Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y) .............................       12.500       CCC+       3,500       2,275,000
  Sappi BVI Finance Ltd.,
    Gtd Conv Bond (South Africa) 08-01-02 (R) (Y) ...........................        7.500       BB-        2,060       1,854,000
  Tjiwi Kimia Finance Mauritius Ltd.,
    Gtd Sr Note (Indonesia) 08-01-04 (Y) ....................................       10.000        BB        1,500         825,000
  Tjiwi Kimia International Finance Co. B.V.,
    Gtd Note (Indonesia) 08-01-01 (Y) .......................................       13.250       CCC+       2,000       1,700,000
                                                                                                                      -----------
                                                                                                                       44,110,082
                                                                                                                      -----------
Pollution Control (0.50%)
  ICF Kaiser International, Inc.,
    Sr Note Ser B 12-31-03 ..................................................       12.000        B-        1,000         880,000
    Sr Sub Note 12-31-03 ....................................................       12.000       Caa2       7,750       3,875,000
                                                                                                                      -----------
                                                                                                                        4,755,000
                                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Printing - Commercial (0.21%)
  Sullivan Graphics, Inc.,
    Sr Sub Note 08-01-05 ....................................................       12.750%       B-       $2,000      $2,025,000
                                                                                                                      -----------
Real Estate Operations (0.08%)
  Signature Resorts, Inc.,
    Conv Sub Note 01-15-07 (B) ..............................................        5.750        D         6,965         774,856
                                                                                                                      -----------
REIT (0.28%)
  Host Marriott L.P.,
    Gtd Sr Note 02-15-06 ....................................................        8.375        BB        2,975       2,707,250
                                                                                                                      -----------
Retail (0.65%)
  American Restaurant Group, Inc.,
    Gtd Sr Sec Note 02-15-03 ................................................       11.500        B         5,750       4,096,875
  Imperial Home Decor Group, Inc.,
    Gtd Sr Sub Note 03-15-08 (B) ............................................       11.000        C         4,875          48,750
  Pathmark Stores, Inc.,
    Sub Note 06-15-02 (B) ...................................................       11.625        C         3,503         910,780
  SpinCycle, Inc.,
    Sr Disc Note, Step Coupon (12.75%, 05-01-01) 05-01-05 (A) ...............         Zero       CCC+       3,850       1,155,000
                                                                                                                      -----------
                                                                                                                        6,211,405
                                                                                                                      -----------
Steel (2.01%)
  Gulf States Steel, Inc. of Alabama,
    1st Mtg Bond 04-15-03 (B) ...............................................       13.500       Caa3      17,750       1,597,500
  LTV Corp. (The),
    Gtd Sr Sub Note 11-15-09 ................................................       11.750       BB-        3,750       3,356,250
  Metallurg Holdings, Inc.,
    Sr Disc Note, Step Coupon (12.75%, 07-15-03) 07-15-08 (A) ...............         Zero       CCC+      11,185       2,460,700
  Metallurg, Inc.,
    Gtd Sr Note Ser B 12-01-07 ..............................................       11.000        B-        4,270       3,416,000
  NSM Steel, Inc./NSM Steel Ltd.,
    Gtd Sr Sub Mtg Note Ser B 02-01-08 (B) (R) ..............................       12.250        D        10,175         101,750
  Oregon Steel CF&I,
    Note 03-31-03 (r) .......................................................        9.500        B         4,517       3,333,318
  Republic Technologies International LLC/RTI Capital Corp.,
    Sr Sec Note 07-15-09 ....................................................       13.750        CC        8,300       1,037,500
  Sheffield Steel Corp.,
    1st Mtg Note Ser B 12-01-05 .............................................       11.500        B-        5,625       3,937,500
                                                                                                                      -----------
                                                                                                                       19,240,518
                                                                                                                      -----------
Telecommunications (17.33%)
  Advanced Radio Telecom Corp.,
    Sr Note 02-15-07 ........................................................       14.000       CCC        2,250       1,980,000
  AMSC Acquisition Co., Inc.,
    Sr Note Ser B 04-01-08 ..................................................       12.250        B-        9,960       6,075,600
  COLT Telecom Group Plc,
    Sr Note (Germany) 07-31-08 # ............................................        7.625        B         2,150         917,886

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Telecommunications (continued)
  Crown Castle International Corp.,
    Sr Disc Note, Step Coupon (10.625%, 11-15-02) 11-15-07 (A) ..............         Zero        B        $3,940      $2,856,500
    Sr Note 05-15-11 ........................................................        9.000%       B         1,875       1,725,000
  CTI Holdings S.A.,
    Sr Note, Step Coupon (11.25%, 04-15-03) (Argentina) 04-15-08 (A) (Y) ....         Zero        B         7,925       4,358,750
  Dolphin Telecom Plc,
    Sr Disc Note Ser B, Step Coupon (14.00%, 05-15-04)
      (United Kingdom) 05-15-09 (A) (Y) .....................................         Zero       CCC+       5,950       1,963,500
    Sr Disc Note, Step Coupon (11.50%, 06-01-03) (United
      Kingdom) 06-01-08 (A) (Y) .............................................         Zero       Caa1       8,940       2,682,000
  Esprit Telecom Group Plc,
    Sr Note (Germany) 06-15-08 # ............................................       11.000       BB-       10,940       4,787,962
  Global TeleSystems Group, Inc.,
    Sr Note 02-15-05 ........................................................        9.875        B-        2,950       2,242,000
  GST Equipment Funding, Inc.,
    Sr Sec Note 05-01-07 (B) ................................................       13.250        D         5,100       2,371,500
  GT Group Telecom, Inc.,
    Unit (Sr Disc Note & Warrant), Step Coupon (13.25%, 02-01-05)
      02-01-10 (R) ..........................................................         Zero       Caa1       5,750       2,990,000
  Hermes Europe Railtel B.V.,
    Sr Note (Netherlands) 01-15-09 (Y) ......................................       10.375        B         1,750       1,452,500
  ICG Holdings, Inc.,
    Sr Disc Note, Step Coupon (13.50%, 09-15-00) 09-15-05 (A) ...............         Zero        B-        2,975       2,841,125
  Innova S. de R.L.,
    Sr Note (Mexico) 04-01-07 (Y) ...........................................       12.875        B-        2,000       1,800,000
  ITC/DeltaCom, Inc.,
    Sr Note 11-15-08 ........................................................        9.750        B+        2,900       2,769,500
  Jazztel Plc,
    Sr Note (Euro) 12-15-09 (R) # ...........................................       13.250       CCC+       2,200       1,898,553
  KMC Telecom Holdings, Inc.,
    Sr Note 05-15-09 ........................................................       13.500       CCC+       9,900       9,108,000
  McCaw International Ltd.,
    Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) ...............         Zero        B-       12,300       8,610,000
  McLeodUSA, Inc.,
    Sr Note 03-15-08 ........................................................        8.375        B+        3,940       3,506,600
  Metrocall, Inc.,
    Sr Sub Note 09-15-08 ....................................................       11.000       CCC+       4,000       3,000,000
  Metromedia Fiber Network, Inc.,
    Sr Note Ser B 11-15-08 ..................................................       10.000        B+        6,025       5,738,813
  Nextel Partners, Inc.,
    Sr Disc Note, Step Coupon (14.00%, 02-01-04) 02-01-09 (A) ...............         Zero       CCC+       1,930       1,254,500
  NEXTLINK Communications, Inc.,
    Sr Note 11-15-08 ........................................................       10.750        B         4,925       4,691,063
  NTL Communications Corp.,
    Sr Note Ser B 10-01-08 ..................................................       11.500        B3        3,250       3,266,250
    Sr Note Ser B, Step Coupon (12.375%, 10-01-03) 10-01-08 (A) .............         Zero        B-        4,400       2,816,000
  Nuevo Grupo Iusacell S.A. de C.V.,
    Sr Note (Mexico) 12-01-06 (R) ...........................................       14.250        B+        2,465       2,465,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Telecommunications (continued)
  Paging Network do Brasil S.A.,
    Sr Note (Brazil) 06-06-05 (Y) ...........................................       13.500%       B3       $2,550        $102,000
  Primus Telecommunications Group, Inc.,
    Sr Note 10-15-09 ........................................................       12.750        B-        5,200       4,420,000
    Sr Sec Note 08-01-04 ....................................................       11.750        B-        6,750       5,670,000
  PTC International Finance II S.A.,
    Gtd Sr Sub Note (Euro) 12-01-09 (R) # ...................................       11.250        B+        2,975       2,921,241
  Spectrasite Holdings, Inc.,
    Sr Disc Note, Step Coupon (11.25%, 04-15-04) 04-15-09 (A) ...............         Zero        B3        2,975       1,606,500
  Startec Global Communications Corp.,
    Sr Note 05-15-08 ........................................................       12.000       CCC        3,000       2,505,000
  Tele1 Europe B.V.,
    Sr Note (Euro) 12-01-09 (R) # ...........................................       11.875        B-        1,950       1,755,579
  Telewest Communications Plc,
    Sr Disc Note, Step Coupon (9.875%, 04-15-04) (United
      Kingdom) 04-15-09 (A) # ...............................................         Zero        B1        5,875       4,792,887
  Teligent, Inc.,
    Sr Note 12-01-07 ........................................................       11.500       CCC        7,934       6,109,180
  United Pan-Europe Communications N.V.,
    Sr Disc Note, Step Coupon (13.375%, 11-01-04) (Euro)
      11-01-09 (A) (R) # ....................................................         Zero        B2        3,970       1,703,753
    Sr Note (Euro) 11-01-07 (R) # ...........................................       10.875        B         3,950       3,095,528
    Sr Note (Euro) 11-01-09 (R) # ...........................................       11.250        B-        3,475       2,755,701
  VersaTel Telecom International N.V.,
    Sr Note (Netherlands) 05-15-02 (Y) ......................................       13.250        B-        5,375       5,213,750
    Sr Note (Netherlands) 07-15-09 (Y) ......................................       11.875        B-        1,975       1,817,000
  Viatel, Inc.,
    Sr Note (Germany) 04-15-08 # ............................................       11.150       Caa1       4,830       1,958,364
    Sr Sec Note 04-15-08 ....................................................       11.250        B-       10,925       8,521,500
  Williams Communications Group, Inc.,
    Sr Note 10-01-09 ........................................................       10.875       BB-        4,925       4,925,000
  Winstar Communications, Inc.,
    Sr Disc Note, Step Coupon (14.75%, 04-15-05) 04-15-10 (A) (R) ...........         Zero        B-        8,273       3,598,755
    Sr Note 04-15-10 (R) ....................................................       12.750        B-        2,824       2,626,320
  World Access, Inc.,
    Sr Note Ser B 01-15-08 ..................................................       13.250        B-        5,350       4,788,250
  Worldwide Fiber, Inc.,
    Sr Note (Canada) 12-15-05 (Y) ...........................................       12.500        B+        4,700       4,676,500
                                                                                                                      -----------
                                                                                                                      165,731,410
                                                                                                                      -----------
Textile (1.23%)
  Coyne International Enterprises Corp.,
    Sr Sub Note 06-01-08 ....................................................       11.250        B-        5,925       4,828,875
  Steel Heddle Group, Inc.,
    Sr Disc Deb, Step Coupon (13.75%, 06-01-03) 06-01-09 (A) ................         Zero        CC        4,700         376,000
  Steel Heddle Manufacturing Co.,
    Gtd Sr Sub Note Ser B 06-01-08 ..........................................       10.625        CC        5,950       2,380,000
  Tropical Sportswear International Corp.,
    Sr Sub Note Ser A 06-15-08 ..............................................       11.000        B-        4,350       4,132,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                   INTEREST    CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE      RATING*    OMITTED)       VALUE
-------------------                                                                --------    -------   ---------    -----------
Textile (continued)
  Willcox & Gibbs, Inc.,
    Gtd Sr Note Ser B 12-15-03 ..............................................       12.250%      Caa3      $5,000         $50,000
                                                                                                                      -----------
                                                                                                                       11,767,375
                                                                                                                      -----------
Transportation (5.69%)
  Amtran, Inc.,
    Sr Note 08-01-04 ........................................................       10.500        B+        7,450       6,779,500
  Cenargo International Plc,
    1st Mtg Note (United Kingdom) 06-15-08 (Y) ..............................        9.750        B+        3,980       3,184,000
  Fine Air Services, Inc.,
    Sr Note 06-01-08 ........................................................        9.875       CCC-       7,900       6,241,000
  MRS Logistica S.A.,
    Bond Ser B (Brazil) 08-15-05 (R) (Y) ....................................       10.625        B         6,000       4,320,000
  Navigator Gas Transport Plc,
    Unit (2nd Mtg Note & Warrants) 06-30-07 (R) .............................       12.000       Caa2       3,000          30,000
  North American Van Lines, Inc.,
    Sr Sub Note 12-01-09 (R) ................................................       13.375        B-        6,225       5,851,500
  Northwest Airlines Corp.,
    Gtd Note 03-15-07 .......................................................        8.700        BB        7,900       7,204,089
  Northwest Airlines, Inc.,
    Gtd Note 04-07-04 .......................................................        8.520        BB        3,815       3,509,800
  Pacer International, Inc.,
    Sr Sub Note 06-01-07 ....................................................       11.750        B-        4,950       4,851,000
  Pacific & Atlantic Holdings, Inc.,
    Sr Sec Note 12-31-07 (R) ................................................       10.500        B-        1,152         898,828
  Ultralpetrol (Bahamas) Ltd.,
    1st Mtg Pfd Ship Note 04-01-08 ..........................................       10.500       BB-        2,150       1,763,000
  US Airways, Inc.,
    Pass Thru Ctf Ser 1993-A3 03-01-13 ......................................       10.375       BB-        4,950       4,356,000
    Sr Note 02-01-01 ........................................................        9.625       CCC+       4,925       4,854,425
  World Airways, Inc.,
    Conv Sr Sub Deb 08-26-04 (R) ............................................        8.000        B-        2,000         520,000
                                                                                                                      -----------
                                                                                                                       54,363,142
                                                                                                                      -----------
Waste Disposal Service & Equip. (1.35%)
  Allied Waste North America, Inc.,
    Sr Sub Note Ser B 08-01-09 ..............................................       10.000        B+       14,875      11,751,250
  Waste Systems International, Inc.,
    Gtd Sr Note 01-15-06 ....................................................       11.500        B         1,985       1,191,000
                                                                                                                      -----------
                                                                                                                       12,942,250
                                                                                                                      -----------
                                                                                          TOTAL BONDS
                                                                                  (Cost $964,949,192)     (76.02%)    726,985,417
                                                                                                          -------     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                             NUMBER OF
                                                                                               SHARES           MARKET
ISSUER, DESCRIPTION                                                                         OR WARRANTS          VALUE
-------------------                                                                        -------------      -----------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Abitibi-Consolidated, Inc., Common Stock (Canada) (Y) .............................         1,233,500       $13,028,844
  American Pacific Corp., Common Stock ** ...........................................           200,500         1,177,938
  American Telecasting, Inc., Warrant ** ............................................             2,000                20
  CD Radio, Inc., Warrant (R) ** ....................................................             6,000           450,000
  Contour Energy Co., $2.625, Preferred Stock .......................................           125,000           640,625
  Core Cap, Inc. (Class A), Common Stock (r) ........................................            67,000         1,098,800
  Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock (r) ..............................            67,000         1,590,580
  Cybernet Internet Services International, Inc., Warrant ** ........................             4,000           240,000
  Decorative Home Accents, Inc., Common Stock ** ....................................             1,000                 1
  DIVA Systems Corp., Warrant (R) ** ................................................            11,850            23,700
  Electronic Retailing Systems International, Inc., Warrant ** ......................             1,000             1,000
  Farm Fresh Holdings Corp. (Class B), Common Stock ** ..............................             1,000                10
  Fitzgeralds Gaming Corp., Preferred Stock (B) .....................................           125,000           218,750
  Fitzgeralds Gaming Corp., Common Stock (B) ........................................           156,752            78,376
  Freeport-McRoRan Copper & Gold, Inc., 7.00% Conv, Preferred Stock .................           500,000         6,562,500
  Gaylord Container Corp. (Class A), Common Stock ** ................................         1,190,200         4,760,800
  Geneva Steel Co., 14.00%, Ser B, Preferred Stock (B) ..............................            10,000             1,000
  Glasstech, Inc., Warrant ** .......................................................             2,000             1,000
  Gothic Energy Corp., Warrant ** ...................................................            39,586                --
  Granite Broadcasting Corp., 12.75%, Payment-In-Kind, Preferred Stock ..............             9,146         8,231,400
  Great Atlantic & Pacific Tea Co., Inc., Common Stock ..............................           169,800         3,120,075
  Grey Wolf, Inc., Common Stock ** ..................................................         3,500,650        17,503,250
  Harvard Industries, Inc., Common Stock ** .........................................           230,210         1,035,945
  Haynes Holdings, Inc., Common Stock ** ............................................            67,938            16,984
  HF Holdings, Inc., Warrant ** .....................................................            28,092            14,046
  Hills Stores Co., Warrant ** ......................................................        10,482,000                --
  Inter-Act Electronic Marketing, Inc., Warrant ** ..................................             6,000                60
  Inter-Act Electronic Marketing, Inc., 14.00% Conv, Preferred Stock ................             6,000             6,000
  Interact Systems, Inc., Warrant ** ................................................             6,000                60
  International Wireless Communications Holdings, Inc., Common Stock ................           795,269         1,480,632
  KLM Royal Dutch Airlines N.V., Common Stock (Netherlands) (Y) .....................           107,625         2,340,844
  McCaw International Ltd., Warrant ** ..............................................            10,050            25,125
  Motient Corp., Warrant (R) ** .....................................................             9,960           249,000
  Nakornthai Strip Mill Plc, Warrant (Thailand) (R) (Y) ** ..........................         9,591,354             9,591
  Nextel Communications, Inc., 13.00%, Payment-In-Kind, Ser D, Preferred Stock ......            22,692        23,826,600
  Northwest Airlines Corp., Common Stock ** .........................................           725,000        20,617,188
  ONO Finance Plc, Warrant (United Kingdom) (R) (Y) ** ..............................             7,150           715,000
  Pacific & Atlantic Holdings, Inc., 7.50%, Preferred Stock .........................            69,141           483,987
  Paging do Brazil Holding Co. LLC (Class B), Common Stock (Brazil) (R) (Y) ** ......             2,550                --
  R&B Falcon Corp., Warrant (R) ** ..................................................             6,950         3,648,750
  R&B Falcon Corp., 13.875%, Preferred Stock ........................................             7,990         8,868,900
  Repap Enterprises, Inc., Common Stock (Canada) # ** ...............................            81,395             5,437
  Republic Technologies International LLC, Warrant (R) ** ...........................             8,300                83
  Samuels Jewelers, Inc., Warrant ** ................................................             2,612                26
  Samuels Jewelers, Inc., Common Stock ** ...........................................           300,000         1,500,000
  Sheffield Steel Corp., Common Stock ** ............................................               500             1,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                             NUMBER OF
                                                                                               SHARES           MARKET
ISSUER, DESCRIPTION                                                                         OR WARRANTS          VALUE
-------------------                                                                        -------------     ------------
COMMON AND PREFERRED STOCKS AND WARRANTS (continued)
  Sirius Satellite Radio, Inc., Common Stock ........................................           121,068        $4,585,451
  SpinCycle, Inc., Warrant (R) ** ...................................................             3,850                38
  Star Gas Partners, L.P., Common Stock .............................................           102,203         1,430,842
  Startec Global Communications Corp., Warrant ** ...................................             3,000             3,000
  Sterling Chemicals Holdings, Warrant ** ...........................................             1,000            12,000
  Stone Container Corp., $1.75, Ser E, Preferred Stock ..............................           462,400         7,918,600
  Supermarkets General Holding Corp., $3.52, Preferred Stock ........................            71,964            98,950
  Tele1 Europe Holding AB, Common Stock (Sweden) (Y) ** .............................            29,800           342,700
  TimberWest Forest Corp., Unit (Common & Preferred Shares) (Canada) # ..............           715,650         4,897,837
  Tosco Corp., Common Stock .........................................................            99,000         3,031,875
  Versatel Telecom International N.V., Common Stock (Netherlands) (Y) ** ............            71,670         2,450,218
  Waste Systems International, Inc., Warrant (R) ** .................................            29,775            14,887
  Waste Systems International, Inc., Common Stock ** ................................           800,000         1,300,000
  Waste Systems International, Inc., 8.00%, Ser E, Preferred Stock ..................             9,086         2,498,650
  Westshore Terminals Income Fund, Common Stock (Canada) # ..........................           160,000           332,240
  World Access, Inc., Preferred Stock ...............................................             1,265           885,500
  World Access, Inc., Common Stock ** ...............................................            16,810           176,505
                                                                                                             ------------
                                       TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                  (Cost $198,746,394)            (16.06%)     153,553,220
                                                                                                -------      ------------

                                                                                               PAR VALUE
                                                                             INTEREST            (000s
                                                                               RATE             OMITTED)
                                                                            ----------        -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.83%)
  Investment in a joint repurchase agreement transaction
    with SBC Warburg, Inc. -  Dated 05-31-00, due 06-01-00
    (Secured by U.S. Treasury Bonds, 5.500% thru
    10.750%, due 02-15-03 thru 08-15-28) - Note A...........................  6.370%            $36,679        36,679,000

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 5.20%......................................................                                          957
                                                                                                             ------------
                                                        TOTAL SHORT-TERM INVESTMENTS              (3.83%)      36,679,957
                                                                                                -------      ------------
                                                                   TOTAL INVESTMENTS             (95.91%)     917,218,594
                                                                                                -------      ------------
                                                   OTHER ASSETS AND LIABILITIES, NET              (4.09%)      39,080,464
                                                                                                -------      ------------
                                                                    TOTAL NET ASSETS            (100.00%)    $956,299,058
                                                                                                =======      ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

**    Non-income producing security.

***   Represents rate in effect on May 31, 2000.

# Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under Federal Bankruptcy Code or is in default on interest payment.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $105,339,552 or 10.98% of net assets as of May 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

      Additional information on these securities is as follows:

                                                                                                          MARKET
                                                                                                        VALUE AS A
                                                                                                        PERCENTAGE         MARKET
                                                                         ACQUISITION     ACQUISITION     OF FUND'S        VALUE AT
     ISSUER, DESCRIPTION                                                    DATE            COST        NET ASSETS      MAY 31, 2000
     -------------------                                                 -----------     -----------    ----------      ------------
     Alabama River Newsprint Co.....................................      04-14-98       $4,720,654        0.41%        $3,875,282
     Core Cap, Inc. (Class A), Common Stock.........................      10-31-97        1,340,000        0.11          1,098,000
     Core Cap, Inc., Ser A/I, 10.00%, Preferred Stock...............      10-31-97        1,675,000        0.17          1,590,580
     Norse CBO, Ltd.................................................      08-04-98          750,000        0.09            825,000
     Oregon Steel CF&I..............................................      05-14-98        4,375,816        0.35          3,333,318

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Portfolio Concentration
May 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 2000, assigned to country categories.

                                                                   MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                     OF FUND'S
COUNTRY DIVERSIFICATION                                             NET ASSETS
-----------------------                                          ---------------
   Argentina.....................................................      1.76%
   Australia.....................................................      0.48
   Brazil........................................................      1.51
   Canada........................................................      2.91
   Indonesia.....................................................      2.40
   Luxembourg....................................................      0.31
   Mexico........................................................      2.91
   Netherlands...................................................      3.16
   Norway........................................................      0.43
   South Africa..................................................      0.19
   Sweden........................................................      0.04
   Thailand......................................................      0.45
   United Kingdom................................................      3.41
   United States.................................................     75.95
                                                                      -----
                                                TOTAL INVESTMENTS     95.91%
                                                                      =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
   BBB...........................................................      0.99%
   BB............................................................      5.93
   B.............................................................     48.39
   CCC...........................................................     17.73
   CC............................................................      1.17
   C.............................................................      0.14
   D.............................................................      1.67
                                                                      -----
                                                      TOTAL BONDS     76.02%
                                                                      =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock High Yield Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high-yielding debt securities such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation but only when it is consistent with the primary objective of maximizing current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $35,838,657 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2007 -- $21,790,325 and May 31, 2008 -- $14,048,332.
Additionally, net capital losses of $9,556,843 are attributable to security transactions incurred after October 31, 1999 and are treated as arising on the first day (June 1, 2000) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 2000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from the "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

   At May 31, 2000, there were no open positions in financial futures contracts.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open foreign currency forward sell contracts at May 31, 2000, were as follows:

                             PRINCIPAL AMOUNT     EXPIRATION     APPRECIATION/
CURRENCY                   COVERED BY CONTRACT       MONTH      (DEPRECIATION)
--------                   -------------------       -----      --------------
BUYS
Euro Currency                   5,147,007           JUN 00            $3,183
                                                                  ==========
SELLS
British Pound Sterling           5,464,631          JUL 00          $315,427
British Pound Sterling          11,887,316          AUG 00           453,792
Canadian Dollar                    478,274          AUG 00             6,607
Euro Currency                   13,114,056          JUN 00           530,572
Euro Currency                    5,204,500          JUL 00           124,896
Euro Currency                    9,754,748          AUG 00          (233,561)
Euro Currency                    4,823,971          SEP 00            (4,912)
                                                                  ----------
                                                                  $1,192,821
                                                                  ==========
NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class A shares amounted to $324,205. Out of this amount, $60,570 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $111,534 was paid as sales commissions to unrelated broker-dealers and $152,101 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 2000, contingent deferred sales charges paid to JH Funds amounted to $3,733,824.

   Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended May 31, 2000, the up-front sales charges received with regard to sales of Class C shares amounted to $7,974. Out of this amount $7,974 was paid as sales commissions to unrelated broker-dealers and no commissions were paid to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 2000, contingent deferred sales charges paid to JH Funds amounted to $40,057.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distributions Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 2000, aggregated $502,888,748 and $632,583,437, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended May 31, 2000.

   The cost of investments owned at May 31, 2000 for federal income tax purposes was $1,201,599,646. Gross unrealized appreciation and depreciation of investments aggregated $24,122,278 and $308,504,287, respectively, resulting in net unrealized depreciation of $284,382,009.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended May 31, 2000, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $10,506,350 and an increase in undistributed net investment income of $10,506,350. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses used in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                    John Hancock Funds - High Yield Bond Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Bond Trust--
John Hancock High Yield Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Bond Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund of the John Hancock Bond Trust at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                               /s/ Ernst & Young

Boston, Massachusetts
July 7, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended May 31, 2000.

   Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.

   With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 2000, 7.40% of the distributions qualify for the dividends received deduction available to corporations.

======================================NOTES=====================================

                    John Hancock Funds - High Yield Bond Fund

======================================NOTES=====================================

                    John Hancock Funds - High Yield Bond Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                       ---------------
       A Global Investment Management Firm                         Bulk Rate
                                                                 U.S. Postage
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                  PAID
       1-800-225-5291  1-800-554-6713 (TDD)                      Randolph, MA
       INTERNET: www.jhfunds.com                                 Permit No. 75
                                                                ---------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock High Yield Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              5700A 5/00
                                                                            7/00

                          ---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------



                                 ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]


                                   Government

                                  Income Fund

                                  MAY 31, 2000




                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ---------------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                   -------------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:


Over the last 12 months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down 32% from its March high by the end of May.

In this same period, fixed-income-type securities, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

While the battle between old and new rages on, a couple of things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

          By Barry H. Evans, CFA, and Dawn Baillie, Portfolio Managers

                                  John Hancock
                             Government Income Fund

              Volatility marks bond market as U.S. economic growth
              ----------------------------------------------------
                                 remains strong
                                 --------------

Bond investors fought an uphill battle for much of the past year, as the Federal Reserve continued to raise short-term interest rates in an effort to restrain economic growth and keep inflation under control. The federal funds rate - the interest rate that banks charge each other for overnight loans - reached 6.50% in May of 2000, up from 4.75% a year earlier. Much of the increase occurred after the new year, as inflationary concerns continued to mount. Of particular concern were robust fourth-quarter gross domestic product numbers released in January, high oil prices throughout the winter, strong first-quarter stock market gains and falling unemployment levels.

Bond market review

As interest rates rose throughout the second half of 1999, bond prices fell - with mortgage bonds faring better than Treasuries be- cause of their added yield. This situation began to reverse, however, in February 2000. Thanks to a budget surplus, the government announced that it would begin buying back longer-dated Treasuries - those with 20-year average maturities and coupons (or stated interest rates) higher than prevailing rates. Following this announcement, prices on longer-dated Treasury bonds appreciated significantly. Yields on 30-year Treasuries actually fell below those on two-year Treasuries for the first time in years. Prices on longer-dated Treasuries - those with maturities over 10 years - climbed, pushing the Lehman Brothers Treasury Index to a 3.35% return for the year ended May 31, 2000.

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Government Income Fund. Caption below reads "Portfolio managers (l-r): Barry Evans and Dawn Baillie."]
--------------------------------------------------------------------------------

 "Bond investors fought an uphill battle for much of the past year..."

================================================================================

                  John Hancock Funds - Government Income Fund


"...yields on longer-dated Treasuries fell and prices appreciated significantly during the second half."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into four sections (from top to left): Short-Term Investments & Other 3%, Foreign Governments 8%, U.S. Treasuries 16% and U.S. Agencies 73%. A note below the chart reads "As a percentage of net assets on May 31, 2000."]
--------------------------------------------------------------------------------

         Rumors also began circulating that the government might remove its implied backing of bonds issued by the Federal Home Loan Mortgage Association (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). Investors reacted by fleeing securities issued by both agencies and seeking safety in Treasuries. This soon hurt all types of bonds with a yield advantage over Treasuries, including mortgage bonds. As yields on these securities rose, their prices tumbled, leaving the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index with a 2.47% return for the year ended May 31, 2000.

Fund performance

John Hancock Government Income Fund benefited during the first half of the period from favoring mortgage bonds and U.S. government agency bonds over Treasuries and then moving into longer-dated Treasuries in the second half. Although we trimmed agencies in the new year, we still retained a high stake in both mortgages and non-mortgage agency bonds - sectors that historically have outperformed Treasuries over long periods. This hurt us in the second half of the period. For the year ended May 31, 2000, the Fund's Class A, Class B and Class C shares posted total returns of 1.38%, 0.64% and 0.61%, respectively, at net asset value. By comparison, the average general U.S. government fund returned 1.08% during the same time, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Early yield advantage

During the summer and fall of 1999, as we mentioned, we added to our stake in bonds with a yield advantage over Treasuries, focusing mainly on mortgage bonds issued by the Government National Mortgage Association (GNMA) with stated interest rates of 6.0% and 6.5%. These issues offered less prepayment risk - the risk that homeowners would pay off their mortgages early - than higher-yielding mortgage bonds. We also held on to our stake in collateralized mortgage obligations (CMOs) - bonds that separate the cash flows of mortgage pools into various classes with different maturities. Our main change in the first half of the fiscal year was to boost our investment in non-mortgage U.S. government agencies. We added mainly callable bonds, which have slightly higher yields than bonds that cannot be called or redeemed before maturity. We also trimmed Treasuries to 11% of net assets, selling mostly longer-dated bonds and shortening the Fund's duration to 5.1 years. This benefited the Fund, since the shorter a bond's duration, the less its price will fall as interest rates rise.

================================================================================

                  John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 1.38% total return for John Hancock Government Income Fund Class A. The second bar represents the 0.64% total return for John Hancock Government Income Fund Class B. The third bar represents the 0.61% total return for John Hancock Government Income Fund Class C. The fourth bar represents the 1.08% total return for Average general U.S. government fund. A note below the chart reads "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

Shift toward Treasuries

Following the government's announcement of its buy-back program in February, we began shifting back into longer-dated Treasuries. This brought Treasuries to 16% of net assets by the end of May 2000. It also lengthened the Fund's duration to
5.5 years, slightly longer than the peer group average of 5.25 years. A longer duration helped the Fund, as yields on longer-dated Treasuries fell and prices appreciated significantly during the second half. Yields on 30-year Treasuries, for example, dropped from a high of 6.75% in January 2000 to a low of 5.66% in April. We kept our 60% stake in mortgages, but scaled back slightly on Freddie Mac and Fannie Mae agencies, even though it seemed unlikely they would lose their implied government backing. Our stake in non-mortgage bonds issued by U.S. government agencies was 13% at the end of May.

Positive prospects

We expect to see more moderate economic growth ahead, which would be good for the bond market. After a year of Fed interest-rate hikes, we finally began seeing economic data in late April that showed growth was slowing. The Fed may still raise interest rates again, but the bond market has already prepared for another 25-basis- point (or one-quarter of a percentage point) increase, as reflected in current bond yields. We also expect the government buy-back program to continue boosting prices on longer-dated Treasuries throughout 2000. We plan to keep the Fund's duration longer than average to take advantage of this situation. Once we feel more comfortable that the Fed is done raising interest rates, we may scale back further on our mortgage and agency bonds and increase our stake in Treasuries.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


"The Fed may still raise interest rates again, but the bond market has already prepared..."

================================================================================

                  John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                                        SINCE
                                                     ONE      FIVE    INCEPTION
                                                     YEAR     YEARS   (9/30/94)
                                                    -------  -------  --------

Cumulative Total Returns                            (3.09%)   31.81%   37.76%
Average Annual Total Returns(1)                     (3.09%)    5.68%    6.00%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                     ONE      FIVE     TEN
                                                     YEAR     YEARS    YEARS
                                                    -------  -------  --------
Cumulative Total Returns                            (4.03%)   31.19%   89.52%
Average Annual Total Returns(1)                     (4.03%)    5.58%    6.60%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                                       SINCE
                                                                     INCEPTION
                                                                      (4/1/99)
                                                                      --------
Cumulative Total Return                                               (1.07%)
Average Annual Total Return(1)                                        (1.07%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of May 31, 2000

                                                                     SEC 30-DAY
                                                                       YIELD
                                                                      --------
John Hancock Government Income Fund: Class A                           5.90%
John Hancock Government Income Fund: Class B                           5.43%
John Hancock Government Income Fund: Class C                           5.38%

Notes to Performance

(1) Effective December 4, 1998, the Adviser agreed to limit the Fund's management fee to 0.50% of the Fund's daily net assets. Without the limitation of expenses, the average annual total return for the one-year, five-year and since inception periods for Class A shares would have been (3.20%), 5.65% and 5.97%, respectively. The average annual total return for the one-year, five-year and ten-year periods for Class B shares would have been (4.14%), 5.55% and 6.58%, respectively. The total return since inception for Class C shares would have been (1.19%). Without the reductions of expenses, the yield for Class A, Class B and Class C shares would have been 5.78%, 5.31% and 5.26%, respectively.

(2) Not annualized.

================================================================================

                  John Hancock Funds - Government Income Fund



--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government Bond Index - an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock Government Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $14,813 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on September 30, 1994, before sales charge, and is equal to $14,313 as of May 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Government Income Fund, after sales charge, and is equal to $13,669 as of May 31, 2000.

Line chart with the heading John Hancock Government Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $21,088 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on May 31, 1990, before sales charge, and is equal to $18,575 as of May 31, 2000.

Line chart with the heading John Hancock Government Income Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $10,228 as of May 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on April 1, 1999, before sales charge, and is equal to $9,996 as of May 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Government Income Fund, after sales charge, and is equal to $9,896 as of May 31, 2000.


*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Statement of Assets and Liabilities
May 31, 2000
--------------------------------------------------------------------------------



Assets:
 Investments at value - Note C:
  U.S. government and agencies securities (cost - $583,577,120) ..........................................       $550,084,610
  Foreign government bonds (cost - $55,130,906) ..........................................................         52,304,250
  Multi-family mortgage-backed bonds (cost - $4,151,695) .................................................          3,938,852
  Joint repurchase agreement (cost - $9,955,000) .........................................................          9,955,000
  Corporate savings account ..............................................................................                594
                                                                                                           ------------------
                                                                                                                  616,283,306
 Receivable for investments sold .........................................................................          3,094,976
 Receivable for shares sold ..............................................................................            104,908
 Interest receivable .....................................................................................          5,926,977
 Other assets ............................................................................................            218,209
                                                                                                           ------------------
                   Total Assets ..........................................................................        625,628,376
                   ----------------------------------------------------------------------------------------------------------
Liabilities:
 Payable for shares repurchased ..........................................................................            642,984
 Payable for investments purchased .......................................................................          6,080,279
 Payable for variation margin - Note A ...................................................................             37,436
 Dividend payable ........................................................................................             34,772
 Payable to John Hancock Advisers, Inc. and affiliates - Note B ..........................................            693,898
 Accounts payable and accrued expenses ...................................................................            162,387
                                                                                                           ------------------
                   Total Liabilities .....................................................................          7,651,756
                   ----------------------------------------------------------------------------------------------------------
Net Assets:
 Capital paid-in .........................................................................................        800,315,930
 Accumulated net realized loss on investments ............................................................       (145,603,723)
 Net unrealized depreciation of investments and financial futures contracts ..............................        (36,631,239)
 Distributions in excess of net investment income ........................................................           (104,348)
                                                                                                           ------------------
                   Net Assets ............................................................................       $617,976,620
                   ==========================================================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value)
 Class A - $504,678,319/58,825,338 .......................................................................              $8.58
 ============================================================================================================================
 Class B - $112,894,135/13,158,948 .......................................................................              $8.58
 ============================================================================================================================
 Class C  - $404,166/47,110 ..............................................................................              $8.58
 ============================================================================================================================
 Maximum Offering Price Per Share
 Class A*- ($8.58/0.955) .................................................................................              $8.98
 ============================================================================================================================
 Class C - ($8.58/0.990) .................................................................................              $8.67
 ============================================================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.



                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       8

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Statement of Operations

Year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income:
 Interest ......................................................   $51,214,669
                                                                --------------
 Expenses:
  Investment management fee - Note B ...........................     4,350,206
  Distribution and service fee - Note B
   Class A .....................................................     1,351,063
   Class B .....................................................     1,516,917
   Class C .....................................................         6,219
  Transfer agent fee - Note B ..................................     1,594,527
  Custodian fee ................................................       136,243
  Accounting and legal services fee - Note B ...................       133,331
  Registration and filing fees .................................        69,214
  Auditing fee .................................................        41,789
  Trustees' fees ...............................................        27,983
  Printing .....................................................        27,925
  Miscellaneous ................................................        21,807
  Legal fees ...................................................         4,111
                                                                --------------
                           Total Expenses ......................     9,281,335
                           ---------------------------------------------------
                           Less Expense Reduction - Note B .....      (870,945)
                           ---------------------------------------------------
                           Net Expenses ........................     8,410,390
                           ---------------------------------------------------
                           Net Investment Income ...............    42,804,279
                           ---------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
 Net realized loss on investments sold .........................   (16,400,836)
 Net realized gain on financial futures contracts ..............       798,322
 Change in net unrealized appreciation/depreciation of investments (20,372,920)
 Change in net unrealized appreciation/depreciation of
  financial futures contracts ..................................      (105,810)
                                                                --------------
                           Net Realized and Unrealized Loss
                           on Investments and Financial
                           Futures Contracts ...................   (36,081,244)
                           ---------------------------------------------------
                           Net Increase in Net Assets
                           Resulting from Operations ...........    $6,723,035
                           ===================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.




                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       9

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund



Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED MAY 31,
                                                                               ----------------------------------------------
                                                                                      1999                       2000
                                                                               -------------------       --------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .......................................................      $38,107,647              $42,804,279
 Net realized gain (loss) on investments sold and financial futures contracts         8,382,615              (15,602,514)
 Change in net unrealized appreciation/depreciation of investments and
  financial futures contracts ................................................      (37,389,120)             (20,478,730)
                                                                                ---------------         ----------------
  Net Increase in Net Assets Resulting from Operations .......................        9,101,142                6,723,035
                                                                                ---------------         ----------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.5690 and $0.5527 per share, respectively) ....................      (28,770,636)             (34,151,452)
  Class B - ($0.5039 and $0.4887 per share, respectively) ....................       (9,336,959)              (8,618,052)
  Class C** - ($0.0701 and $0.4867 per share, respectively) ..................              (51)                 (34,775)
                                                                                ---------------         ----------------
  Total Distributions to Shareholders ........................................      (38,107,646)             (42,804,279)
                                                                                ---------------         ----------------
From Fund Share Transactions - Net: * ........................................      353,722,184             (128,059,900)
                                                                                ---------------         ----------------
Net Assets:
 Beginning of period .........................................................      457,402,084              782,117,764
                                                                                ---------------         ----------------
 End of period (including distributions in excess of net investment
  income of $152,940 and $104,348, respectively) .............................     $782,117,764             $617,976,620
                                                                                ===============         ================


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       10

============================FINANCIAL STATEMENTS================================

                  John Hancock Funds - Government Income Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                   YEAR ENDED MAY 31,
                                                             ---------------------------------------------------------------
                                                                        1999                               2000
                                                             ---------------------------     -------------------------------
                                                                SHARES         AMOUNT           SHARES             AMOUNT
                                                             ------------   ------------     ------------      -------------

CLASS A
 Shares sold ..............................................    16,324,398    $152,558,986      9,423,996         $82,549,698
 Shares issued in reorganization - Note E .................    30,190,113     285,764,515          -                   -
 Shares reinvested ........................................     1,838,139      17,064,295      2,584,365          22,530,705
                                                             ------------   -------------    -----------      --------------
                                                               48,352,650     455,387,796     12,008,361         105,080,403
 Less shares repurchased ..................................   (20,239,768)   (188,850,730)   (18,017,087)       (157,479,548)
                                                             ------------   -------------    -----------      --------------
 Net increase (decrease) ..................................    28,112,882    $266,537,066     (6,008,726)       ($52,399,145)
                                                             ============   =============    ===========      ==============
CLASS B
 Shares sold ..............................................     9,971,790     $93,705,559      3,923,014         $34,405,070
 Shares issued in reorganization - Note E .................     9,178,316      86,877,349          -                   -
 Shares reinvested ........................................       497,010       4,618,186        523,006           4,563,276
                                                             ------------   -------------    -----------      --------------
                                                               19,647,116     185,201,094      4,446,020          38,968,346
 Less shares repurchased ..................................   (10,509,513)    (98,025,258)   (13,166,748)       (115,050,325)
                                                             ------------   -------------    -----------      --------------
 Net increase (decrease) ..................................     9,137,603     $87,175,836     (8,720,728)       ($76,081,979)
                                                             ============   =============    ===========      ==============
CLASS C**
 Shares sold ..............................................         1,005          $9,235      3,336,028         $28,852,151
 Shares reinvested ........................................             5              47          1,197              10,383
                                                             ------------   -------------    -----------      --------------
 ..........................................................         1,010           9,282      3,337,225          28,862,534
 Less shares repurchased ..................................           -               -       (3,291,125)        (28,441,310)
                                                             ------------   -------------    -----------      --------------
 Net increase .............................................         1,010          $9,282         46,100            $421,224
                                                             ============   =============    ===========      ==============

**Class C shares commenced operations on April 1, 1999.




                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       11

============================FINANCIAL STATEMENTS================================

                  John Hancock Funds - Government Income Fund



Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                           YEAR ENDED OCTOBER 31,     PERIOD FROM             YEAR ENDED MAY 31,
                                                          -----------------------   NOVEMBER 1, 1996    ----------------------------
                                                           1995(1)        1996      TO MAY 31, 1997(2)    1998      1999      2000
                                                          ----------   ----------   ------------------  --------  --------  --------


CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period...................     $8.75        $9.32           $9.07          $8.93     $9.25    $9.02
                                                         ---------     --------        --------      ---------  -------- --------
 Net Investment Income .................................      0.72         0.65(3)         0.37(3)        0.62(3)   0.57(3)  0.55(3)
 Net Realized and Unrealized Gain (Loss) on
  Investments, Options and Financial Futures Contracts .      0.57        (0.25)          (0.14)          0.32     (0.23)   (0.44)
                                                         ---------     --------        ---------     ---------  -------- --------
  Total from Investment Operations .....................      1.29         0.40            0.23           0.94      0.34     0.11
                                                         ---------     --------        --------      ---------  -------- --------
 Less Distributions:
 Dividends from Net Investment Income ..................     (0.72)       (0.65)          (0.37)         (0.62)    (0.57)   (0.55)
                                                         ---------     --------        --------      ---------  -------- --------
 Net Asset Value, End of Period ........................     $9.32        $9.07           $8.93          $9.25     $9.02    $8.58

                                                         =========     ========        ========      =========  ======== ========
 Total Investment Return at Net Asset Value(4,5) .......    15.32%        4.49%           2.57%(6)      10.82%     3.64%    1.38%
 Total Adjusted Investment Return at Net Asset Value(5,7)   15.28%          -               -              -       3.59%    1.25%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..............  $470,569     $396,323        $359,758       $339,572  $584,766 $504,678
 Ratio of Expenses to Average Net Assets(4) ............     1.19%        1.17%           1.13%(8)       1.10%     1.05%    1.05%
 Ratio of Adjusted Expenses to Average Net Assets ......       -            -               -              -       1.10%    1.18%
 Ratio of Net Investment Income
  to Average Net Assets(4) .............................     7.38%        7.10%           7.06%(8)       6.79%     6.08%    6.31%
 Ratio of Adjusted Net Investment Income
  to Average Net Assets ................................       -            -               -              -       6.03%    6.18%
 Fee Reduction Per Share(3) ............................       -            -               -              -       $0.00(9) $0.01
 Portfolio Turnover Rate ...............................      102%(10)     106%            129%           106%      161%(10) 106%



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

============================FINANCIAL STATEMENTS================================

                  John Hancock Funds - Government Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                           YEAR ENDED OCTOBER 31,     PERIOD FROM             YEAR ENDED MAY 31,
                                                          -----------------------   NOVEMBER 1, 1996    ----------------------------
                                                           1995(1)        1996      TO MAY 31, 1997(2)    1998      1999      2000
                                                          ----------   ----------   ------------------  --------  --------  --------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...................    $8.75        $9.32           $9.08         $8.93     $9.25     $9.02
                                                          --------     --------        --------      --------  --------  --------
 Net Investment Income ..................................     0.65         0.58(3)         0.33(3)       0.55(3)   0.50(3)   0.49(3)
 Net Realized and Unrealized Gain (Loss) on
  Investments, Options and Financial Futures Contracts ..     0.57        (0.24)          (0.15)         0.32     (0.23)    (0.44)
                                                          --------     --------        --------      --------  --------  --------
  Total from Investment Operations ......................     1.22         0.34            0.18          0.87      0.27      0.05
                                                          --------     --------        --------      --------  --------  --------
 Less Distributions:
 Dividends from Net Investment Income ...................    (0.65)       (0.58)          (0.33)        (0.55)    (0.50)    (0.49)
                                                          --------     --------        --------      --------  --------  --------
 Net Asset Value, End of Period .........................    $9.32        $9.08           $8.93         $9.25     $9.02     $8.58
                                                          ========     ========        ========      ========  ========  ========
 Total Investment Return at Net Asset Value(4,5) ........   14.49%        3.84%           2.02%(6)     10.01%     2.92%     0.64%
 Total Adjusted Investment Return at Net Asset Value(5,7)   14.47%          -               -             -       2.87%     0.51%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ............... $226,954     $178,124        $153,390      $117,830  $197,342  $112,894
 Ratio of Expenses to Average Net Assets(4) .............    1.89%        1.90%           1.86%(8)      1.85%     1.74%     1.78%
 Ratio of Adjusted Expenses to Average Net Assets .......      -            -               -             -       1.79%     1.91%
 Ratio of Net Investment Income
  to Average Net Assets(4) ..............................    7.26%        6.37%           6.32%(8)      6.05%     5.39%     5.58%
 Ratio of Adjusted Net Investment Income
  to Average Net Assets .................................      -            -               -             -       5.34%     5.45%
 Fee Reduction Per Share(3) .............................      -            -               -             -       $0.00(9)  $0.01
 Portfolio Turnover Rate ................................     102%(10)     106%            129%          106%      161%(10)  106%




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

============================FINANCIAL STATEMENTS================================

                  John Hancock Funds - Government Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                             PERIOD ENDED               YEAR ENDED
                                                                            MAY 31, 1999(11)           MAY 31, 2000
                                                                           -----------------           ------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period....................................        $9.15                      $9.02
                                                                               -------                    -------
 Net Investment Income(3) ...............................................         0.07                       0.49
 Net Realized and Unrealized Loss on
  Investments, Options and Financial Futures Contracts ..................        (0.13)                     (0.44)
                                                                               -------                    -------
  Total from Investment Operations ......................................        (0.06)                      0.05
                                                                               -------                    -------
 Less Distributions:
 Dividends from Net Investment Income ...................................        (0.07)                     (0.49)
                                                                               -------                    -------
 Net Asset Value, End of Period .........................................        $9.02                      $8.58
                                                                               =======                    =======
 Total Investment Return at Net Asset Value(5) ..........................       (0.65%)(6)                  0.61%
 Total Adjusted Investment Return at Net Asset Value(5,7) ...............       (0.66%)(6)                  0.48%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...............................           $9                       $404
 Ratio of Expenses to Average Net Assets ................................        1.80%(8)                   1.80%
 Ratio of Adjusted Expenses to Average Net Assets .......................        1.85%(8)                   1.93%
 Ratio of Net Investment Income to Average Net Assets ...................        5.33%(8)                   5.56%
 Ratio of Adjusted Net Investment Income to Average Net Assets ..........        5.28%(8)                   5.43%
 Fee Reduction Per Share(3) .............................................        $0.00(9)                   $0.01
 Portfolio Turnover Rate ................................................         161%(10)                   106%

 (1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
 (2) Effective May 31, 1997, the fiscal year end changed from October 31 to May 31.
 (3) Based on the average of the shares outstanding at the end of each month.
 (4) Excludes interest expense, which equalled 0.01% and 0.04% for Class A for the periods ended
     October 31, 1994 and 1995, respectively, and 0.01% and 0.02% for Class B for the years ended
     October 31, 1994 and 1995, respectively.
 (5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (6) Not annualized.
 (7) Estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.
 (8) Annualized.
 (9) Less than $0.01 per share.
(10) Portfolio turnover excludes merger activity.
(11) Class C shares began operations on April 1, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

============================FINANCIAL STATEMENTS================================

                  John Hancock Funds - Government Income Fund


Schedule of Investments
May 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Government Income Fund on May 31, 2000. It's divided into four main categories:
U.S. government and agencies securities, foreign government bonds, multi-family mortgage-backed bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                              PAR VALUE
                                                              INTEREST         MATURITY        (000s           MARKET
ISSUER, DESCRIPTION                                             RATE             DATE         OMITTED)         VALUE
-------------------                                           --------         --------       ---------       --------

U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (15.76%)
 United States Treasury,
  Bond .....................................................    15.750%        11-15-01        $14,340      $16,085,465
  Bond .....................................................    12.750         11-15-10          9,000       11,413,080
  Bond .....................................................    11.875         11-15-03         10,000       11,564,100
  Bond* ....................................................     9.250         02-15-16         26,000       33,162,220
  Bond .....................................................     6.250         05-15-30         18,500       19,086,820
  Note .....................................................     8.500         11-15-00          6,000        6,055,320
                                                                                                             ----------
                                                                                                             97,367,005
                                                                                                             ----------
Government - U.S. Agencies (73.26%)
 Fannie Mae,
  10 Yr Pass Thru Ctf ......................................     8.900         06-12-00          5,000        5,003,900
  15 Yr Pass Thru Ctf ......................................     9.000         02-01-10          2,144        2,190,921
  15 Yr Pass Thru Ctf ......................................     7.500         09-01-14          4,754        4,678,797
  15 Yr Pass Thru Ctf ......................................     6.500         05-01-13         11,776       11,201,649
  15 Yr Pass Thru Ctf ......................................     6.000         09-01-13 to      47,064       43,765,282
                                                                               08-01-28
  30 Yr Pass Thru Ctf ......................................     8.500         09-01-24 to       4,180        4,227,272
                                                                               10-01-24
  CMO REMIC 1994-60-PJ .....................................     7.000         04-25-24          6,100        5,655,798
  CMO REMIC 1994-75-K ......................................     7.000         04-25-24          3,100        2,883,961
  CMO REMIC 1996-28-PK .....................................     6.500         07-25-25          7,589        6,723,589
  CMO REMIC G-8-E ..........................................     9.000         04-25-21          2,345        2,401,827
  CMO REMIC 1990-51-H ......................................     7.500         05-25-20             87           86,143
  CMO REMIC 1990-58-J ......................................     7.000         05-25-20          2,574        2,507,649
  CMO REMIC 1990-94-D ......................................     6.500         08-25-20            570          543,274
  CMO REMIC 1991-56-M ......................................     6.750         06-25-21          1,888        1,813,287
  CMO REMIC 1993-225-TK ....................................     6.500         12-25-23          5,032        4,522,510
  Note .....................................................     6.625         01-15-02          8,500        8,415,000
 Federal Home Loan Mortgage Corp.,
  15 Yr Pass Thru Ctf ......................................    10.500         02-01-03            270          270,897
  30 Yr Pass Thru Ctf ......................................     9.500         08-01-16          4,916        5,112,199
  CMO REMIC 1094-K .........................................     7.000         06-15-21          1,028        1,000,477
  CMO REMIC 1603-K .........................................     6.500         10-15-23          5,000        4,471,850
  CMO REMIC 1608-L .........................................     6.500         09-15-23         12,000       10,781,160
  CMO REMIC 1617-PM ........................................     6.500         11-15-23         10,000        9,025,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       15

============================FINANCIAL STATEMENTS================================

                  John Hancock Funds - Government Income Fund


                                                                                              PAR VALUE
                                                              INTEREST         MATURITY        (000s           MARKET
ISSUER, DESCRIPTION                                             RATE             DATE         OMITTED)         VALUE
-------------------                                           --------         --------       ---------       --------

Government - U.S. Agencies (continued)
 Federal Home Loan Mortgage Corp. (continued),
  CMO REMIC 1634-PN .......................................     4.500%         12-15-23        $10,575       $7,802,341
  CMO REMIC 1667-PE .......................................     6.000          03-15-08         11,750       11,536,972
  CMO REMIC 1727-I ........................................     6.500          05-15-24          5,000        4,465,600
  Deb .....................................................     6.700          03-03-08          1,000          932,190
 Federal Judiciary Office Building,
  Bond ....................................................      Zero          02-15-01            250          238,125
 Financing Corp.,
  Bond ....................................................    10.700          10-06-17          2,000        2,624,060
  Bond ....................................................     9.400          02-08-18          4,000        4,758,760
  Bond ....................................................    10.350          08-03-18         12,500       16,060,500
  Bond ....................................................     9.650          11-02-18          1,600        1,949,504
 Government National Mortgage Assn.,
  30 Yr Adjustable Rate Mortgage ..........................     7.375#         03-20-23          5,783        5,802,818
  30 Yr Adjustable Rate Mortgage ..........................     7.125#         10-20-22 to       7,400        7,412,705
                                                                               10-20-23
  30 Yr Pass Thru Ctf .....................................     6.000          11-15-28 to      84,256       76,523,689
                                                                               03-15-29
  30 Yr Pass Thru Ctf .....................................     6.500          02-15-27 to      74,195       69,484,187
                                                                               10-15-28
  30 Yr Pass Thru Ctf .....................................     7.000          01-15-28 to      44,691       42,866,940
                                                                               05-15-29
  30 Yr Pass Thru Ctf .....................................     7.500          06-15-23 to      15,581       15,349,200
                                                                               02-15-26
  30 Yr Pass Thru Ctf .....................................     8.000          09-15-23 to       6,457        6,487,440
                                                                               01-15-25
  30 Yr Pass Thru Ctf .....................................    11.000          01-15-14 to       3,206        3,502,449
                                                                               12-15-15
 Private Export Funding Corp.,
  Sec Note, Ser 2000-1 (R) ................................     7.170          05-15-07         10,000        9,737,500
  Sec Note, Ser G .........................................     6.670          09-15-09          6,000        5,655,000
 Small Business Administration,
  Pass Thru Ctf Ser 97-B ..................................     7.100          02-01-17          4,189        3,979,333
  Pass Thru Ctf Ser 97-D ..................................     7.500          04-01-17          4,311        4,191,671
  Pass Thru Ctf Ser 97-E ..................................     7.300          05-01-17          5,258        5,051,639
 Tennessee Valley Authority,
  Note Ser D ..............................................     8.250          04-15-42          8,824        9,022,540
                                                                                                            -----------
                                                                                                            452,717,605
                                                                                                            -----------
                                          TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                    (Cost $583,577,120)        (89.02%)     550,084,610
                                                                                              --------      -----------



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

============================FINANCIAL STATEMENTS================================

                  John Hancock Funds - Government Income Fund


                                                                                              PAR VALUE
                                                              INTEREST         MATURITY        (000s           MARKET
ISSUER, DESCRIPTION                                             RATE             DATE         OMITTED)         VALUE
-------------------                                           --------         --------       ---------       --------

FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (8.46%)
 Argentina, Republic of,
  Bond......................................................    12.125%        02-25-19         $3,750      $3,356,250
 Hydro-Quebec,
  Gtd Deb Ser FU ...........................................    11.750         02-01-12          5,000       6,450,000
  Gtd Deb Ser IF ...........................................     8.000         02-01-13         15,750      15,907,500
 International Bank for Reconstruction and Development,
  Deb ......................................................     8.625         10-15-16         15,000      16,350,000
 Landesbank Baden-Wuerttemberg,
  Sub Note .................................................     7.625         02-01-23          6,500       6,272,500
 United Mexican States,
  Note .....................................................     9.875         02-01-10          4,000       3,968,000
                                                                                                            ----------
                                                         TOTAL FOREIGN GOVERNMENT BONDS
                                                                     (Cost $55,130,906)         (8.46%)     52,304,250
                                                                                               -------      ----------
MULTI-FAMILY MORTGAGE-BACKED BONDS (0.64%)
 DLJ Mortgage Acceptance Corp.,
  CMO REMIC 1993-M10-A2 ....................................     7.200         07-15-03          4,006       3,938,852
                                                                                                            ----------
                                               TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                                                                      (Cost $4,151,695)         (0.64%)      3,938,852
                                                                                               -------      ----------

                                                                               INTEREST
                                                                                 RATE
                                                                               --------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.61%)
 Investment in a joint repurchase agreement transaction with
 SBC Warburg, Inc. - Dated 05-31-00, due 06-01-00 (Secured by U.S.
 Treasury Bonds, 5.500% thru 10.750%, due 02-15-03 thru 08-15-28) - Note A       6.370%          9,955       9,955,000
                                                                                                           -----------
Coporate Savings Account (0.00%)
 Investor's Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 5.20% .......................................                                                       594
                                                                                                           -----------
                                                           TOTAL SHORT-TERM INVESTMENTS         (1.61%)      9,955,594
                                                                                               -------     -----------
                                                                      TOTAL INVESTMENTS        (99.73%)    616,283,306
                                                                                               -------     -----------
                                                      OTHER ASSETS AND LIABILITIES, NET         (0.27%)      1,693,314
                                                                                               -------     -----------
                                                                       TOTAL NET ASSETS       (100.00%)   $617,976,620
                                                                                               =======    ============


 * A portion of this security is held in collateral for open futures contracts -- Note A.

 #  Represents rate in effect on May 31, 2000.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $9,737,500 or 1.58% of net assets as of May 31, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Government Income Fund


NOTE A -
ACCOUNTING POLICIES

John Hancock Government Income Fund is a diversified series of John Hancock Bond Trust, an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income, which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $137,022,891 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: May 31, 2002 - $80,627,702, May 31, 2003 - $34,312,457, May 31, 2004 -
$5,561,263, May 31, 2005 - $4,339,751 and May 31, 2008 - $12,181,718.
Availability of a certain amount of these loss carryforwards which were acquired on September 15, 1995 and December 4, 1998 in mergers, may be limited in a given year. Additionally, net capital losses of $8,565,680 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day (June 1, 2000) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Government Income Fund

estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At May 31, 2000, open positions in financial futures contracts were as follows:
                                                                   UNREALIZED
                                                                  APPRECIATION/
EXPIRATION                  OPEN CONTRACTS       POSITION        (DEPRECIATION)
----------                  --------------       --------        --------------

SEPT 00                    319 TREASURY NOTE       SHORT           ($114,381)
SEPT 00                    148 TREASURY BOND       LONG               15,151
                                                              --------------
                                                                    ($99,230)
                                                              ==============

         At May 31, 2000, the Fund has deposited in a segregated account $11,700,000 par value of U.S. Treasury Bond, 9.250%, 02-15-16, to cover margin requirements on open financial futures contracts.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES
AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b)

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Government Income Fund



0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000. Effective December 4, 1998, the Adviser agreed to limit the Fund's management fee to 0.50% of the Fund's daily net assets. Accordingly, the reduction in the management fee amounted to $870,945 for the year ended May 31, 2000. The Adviser may terminate this limitation in the future.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class A shares amounted to $232,105. Out of this amount, $19,689 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $84,856 was paid as sales commissions to unrelated broker-dealers and $127,560 was paid as sales commissions to sales personnel of Signator Investors ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 2000, contingent deferred sales charges paid to JH Funds amounted to $753,942.

         Effective May 1, 2000, all Class C retail purchases are assessed a 1.00% up-front sales charge. For the year ended May 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $70. All of this amount was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 2000, there were no contingent deferred sales charges paid to JH Funds.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Government Income Fund


NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended May 31, 2000, aggregated $760,922,371 and $890,425,750, respectively.

         The cost of investments (including the joint repurchase agreement) owned at May 31, 2000 for federal income tax purposes was $652,814,721. Gross unrealized appreciation and depreciation of investments aggregated $2,551,433 and $39,083,442, respectively, resulting in net unrealized depreciation of $36,532,009.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 2000, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $6,889,988, a decrease in distributions in excess of net investment income of $48,592 and an increase in capital paid-in of $6,841,396. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

NOTE E -
REORGANIZATION

On November 11, 1998, the shareholders of John Hancock Sovereign U.S. Government Income Fund (JHSGIF) approved a plan of reorganization between JHSGIF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHSGIF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition of JHSGIF was accounted for as a tax free exchange of 30,190,113 Class A shares and 9,178,316 Class B shares of the Fund, which amounted to $285,764,515 and $86,877,349 for Class A and Class B shares, respectively, including $11,220,009 of unrealized appreciation, after the close of business at December 4, 1998. The aggregate net assets of JHSGIF and the Fund were $372,641,864 and $500,562,839, respectively, immediately before the acquisition.

================================================================================

                  John Hancock Funds - Government Income Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust
John Hancock Government Income Fund:

We have audited the accompanying statement of assets and liabilities of the John Hancock Government Income Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund of the John Hancock Bond Trust at May 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
--------------------

Boston, Massachusetts
July 7, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during the fiscal year ended May 31, 2000.

         None of the 2000 dividends qualify for the dividends-received deduction available to corporations.

         Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.

====================================NOTES=======================================

                  John Hancock Funds - Government Income Fund

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--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[LOGO] Printed on Recycled Paper                                      5600A 5/00
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